Schedule 14A Information required in proxy statement
                         Schedule 14A Information
        Proxy Statement Pursuant to Section 14(a) of the
Securities
                  Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11(c) or
Section 240.14a-12

                           Mutual Fund Trust
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

                             Joanne Doldo
--------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)


          Payment of Filing Fee (check appropriate box:

[x]  $125  per  Exchange  Act  Rule  20a-1(c)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3) [ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

1.   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

3.   Per unit price or other underlying value of transaction
     computed  pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------

4.   Proposed maximum value of transaction

Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ] Check box if any part of the fee is offset as provided  by Exchange  Act
       Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.
--------------------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

3.   Filing Party:
--------------------------------------------------------------------------------

4.   Date Filed:
--------------------------------------------------------------------------------

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                                MUTUAL FUND TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

Dear Valued Shareholder:

As you may be aware, The Chase Manhattan Corporation ("Chase") has entered into an Agreement and Plan of Merger with Chemical Banking Corporation ("Chemical") pursuant to which Chase will merge with and into Chemical (the "Holding Company Merger"). Pursuant to the Investment Company Act of 1940, as amended, consummation of the Holding Company Merger will result in the automatic termination of the investment advisory agreements between the Funds of Mutual Fund Trust (the "Trust") and The Chase Manhattan Bank, N.A. (the "Adviser"). In addition, subsequent to the Holding Company Merger, the Adviser will be merged with and into Chemical Bank in a secondary merger of the principal operating entities of Chase and Chemical (the "Bank Merger"). The Bank Merger may also be deemed to result in the automatic termination of the investment advisory agreements between the Adviser and the Funds. In anticipation of the completion of the Holding Company Merger and the Bank Merger, and to provide continuity in investment advisory services to your Fund, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of an interim and a new advisory agreement between your Fund and the Adviser in addition to other items intended to rationalize the management of the Funds and each Fund's objectives, policies and restrictions.

In connection with the merger of Chase and Chemical, it has also been proposed, subject to shareholder approval, that the series funds of The Hanover Funds, Inc., an open-end management investment company affiliated with Chemical Bank (the "Hanover Funds"), be merged into certain series of the Trust. In an effort to provide continuity of operations and management, certain Directors of the Hanover Funds and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust.

The Board of Trustees has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.

Please be assured that there is no increase to the advisory fee rates in the proposed advisory agreements.

The information below is designed to answer your questions and help you cast your proxy as a shareholder of the Funds, and is being provided as a supplement to, not a substitute for, your proxy materials which we urge you carefully review.


Q.       IF SHAREHOLDERS APPROVE THIS PLAN, WHAT WILL HAPPEN?


A. In March, the Vista Funds and the Hanover Funds will be merged into one combined fund family with approximately $18 billion in assets under management. This family will employ the name "Vista Funds." In some cases, current Vista and Hanover funds with overlapping objectives will be merged together into a single fund. All shareholders in existing Hanover or Vista funds will own shares in the merged funds, without paying additional charges.


Q.       AS A SHAREHOLDER, WHAT DO I NEED TO DO?

A. Just make sure you cast your proxy vote when you receive your ballot in February. The Trustees of each fund are working to make sure this merger goes smoothly. Shortly after the anticipated shareholder approval of the merger, listings of daily fund prices and performance for most funds will appear under the Vista heading in the business section of your local newspaper and business periodicals. Your quarterly fund statements and your annual reports will reflect that you are part of a larger Vista family with more investment choices.

Q.       WHICH FUNDS ARE BEING COMBINED AND WHAT DO I DO IF I OWN ONE
OF THEM?


A. The following consolidation of funds will occur, upon shareholder approval:


o Hanover Treasury Money Market Fund will be combined with Vista Treasury Plus Money Market Fund. The resulting fund will be called Vista Treasury Plus Money Market Fund.


o        Hanover Cash Management Fund will be combined with Vista
         Global Money Market Fund. The resulting fund will be called the Vista Cash Management Money Market Fund.


o Hanover US Government Money Market Fund will be combined with Vista U.S. Government Money Market Fund. The resulting fund will be called Vista U.S. Government Money Market Fund.


o Hanover Tax-Free Money Market Fund will be combined with Vista Tax-Free Money Market Fund. The resulting fund will be called Vista Tax-Free Money Market Fund.


o Hanover Short-Term Government Bond Fund will be combined with Vista Short-Term Bond Fund. The resulting fund will be called Vista Short-Term Bond Fund.


o        ___________________________________ Vista Small Cap Equity
         Fund.  The resulting fund will be called Vista Small Cap
         Equity Fund.

o Hanover Blue-Chip Growth Fund will be combined with Vista Equity Fund. The resulting fund will be called Vista
         _______ Cap Equity Fund.


The decisions as to which funds should be appropriately merged was based upon a review of each fund's fundamental investment objectives and the selection of funds which were substantially similar. If you own any of the above funds, upon shareholder approval you will automatically become a shareholder in the merged fund. You don't need to do anything to continue your current investment program. The complete details are contained in the proxy materials.


Q.       WILL THERE BE ANY CHANGE IN HOW THE FUNDS ARE MANAGED?


A. Under the plan, current shareholders of Hanover Funds will gain the investment expertise and discipline of Chase Manhattan. Chase has more than 100 years of experience providing money management services to individuals and institutions. Vista has built a reputation as one of the most consistent performers among stock mutual funds through Chase's proprietary 5-Step StockSelection Model. Vista Growth & Income and Vista Capital Growth Fund currently receive a 4-star rating from the prestigious Morningstar rating service.


Q.       WHAT RESEARCH SERVICES WILL THE FUNDS RELY UPON?

A. The expanded group will have access to the research and analysis which has helped Vista achieve recognition for outstanding performance. These include Chase's global presence through research professionals in strategic markets throughout the world and also the independent mutual fund consulting group Chase hires to audit the portfolio management practices of each Vista fund.


Q.       WHAT ABOUT SHAREHOLDER SERVICES?


A. Current Hanover shareholders will be able to obtain fund information 24 hours per day via Tele-Vista, Vista's Voice Response Unit available at 1-800-34VISTA. Current Hanover shareholders who have already paid a sales charge will be allowed to exchange into other funds of the larger Vista family without paying an additional charge.

a
Q.       HOW DO I CAST A PROXY VOTE?


A. In mid-February, you will receive a proxy card and statement in the mail for each fund in which you are a shareholder. Several shareholder election items will appear on this card, and after you have reviewed the accompanying proxy material carefully, you should cast your vote in each of them. Then, return the postage-paid reply card in the mail prior to March 10, 1996. That's all.

If you have any further questions, please call our customer service center, between 8:00 AM and 6:00 PM EST, at 1-800-34VISTA (84782).

YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the pre-paid envelope. If you own shares in more than one Fund, you will receive a proxy card for each of your Funds. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call __________________ at 800-_____ -_______ .

                                         Very truly yours,

                                         Fergus Reid
                                         President

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                                MUTUAL FUND TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 15, 1996


A special meeting of the shareholders of the Funds (each, a "Fund" and collectively, the "Funds") of MUTUAL FUND TRUST (the "Trust") will be held at 11:00 a.m. (Eastern time) at 101 Park Avenue, 17th Floor, New York, New York on March 15, 1996, for the purposes indicated below:

The following items apply to shareholders of EACH FUND:

         1. To approve or disapprove an interim investment advisory agreement between each of the Funds and The Chase Manhattan Bank, N.A. (or the successor entity thereto) (the "Adviser") to take effect after the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation (to be voted on separately by the Shareholders of each Fund). No fee increase is proposed.

         2. To elect eleven trustees to serve as members of the Board of Trustees of the Trust.

         3. To ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Funds.

         4. To approve or disapprove an amendment to the Trust's Declaration of Trust.

In addition, for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournment thereof.

The remaining Proposals apply only to the Class of Shares or Fund indicated in italics:

         5. To consider the following proposals pertaining primarily to EACH FUND'S fundamental investment restrictions:

               a. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning borrowing;

               b. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning investment for the purpose of exercising control;

               c. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning the making of loans;

               d. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning purchases of securities on margin;

               e. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning concentration of investment;

               f. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning commodities and real estate;

               g. To approve or disapprove an amendment of each Fund's fundamental investment restriction regarding investments in restricted and illiquid securities;

               h.   To  approve  or   disapprove  of  a   reclassification,   as
                    nonfundamental,   of  each  Fund's  fundamental  restriction
                    concerning the use of options;

               i.   To  approve  or  disapprove  an  amendment  to  each  Fund's
                    fundamental   investment   restriction   concerning   senior
                    securities;

               j. To approve or disapprove an amendment to each Fund's fundamental investment restriction regarding short sales of securities.

               k.  To  approve  or   disapprove  a  proposal  to  adopt  a  new
                    investment policy that authorizes each Fund to invest all or a part of its investment assets in a corresponding portfolio of an open-end investment company having substantially the same investment objective and policies as the Fund; and

Proposal 5k relates to the VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND ONLY:

               l. To approve or disapprove a change in the status of the Fund from a diversified fund to a nondiversified fund.

With respect to ALL FUNDS OTHER THAN VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND, VISTA NEW YORK TAX FREE INCOME FUND AND VISTA TAX FREE INCOME FUND:

         6.    To  approve  or  disapprove  a  restatement   of  the  investment
               objectives of certain Funds.

With respect to the VISTA SHARES CLASS OR CLASS A SHARES OF EACH FUND (OTHER THAN VISTA PRIME MONEY MARKET FUND, VISTA TREASURY PLUS MONEY MARKET FUND, VISTA U.S. GOVERNMENT MONEY MARKET FUND, VISTA GLOBAL MONEY MARKET FUND, VISTA CALIFORNIA TAX FREE MONEY MARKET FUND, VISTA NEW YORK TAX FREE MONEY MARKET FUND AND VISTA TAX FREE MONEY MARKET FUND):

         7. To approve or disapprove an amendment to the Class A Shares Rule 12b-1 Distribution Plan or Vista Shares Rule 12b-1 Distribution Plan (as applicable).

With respect to ALL FUNDS OTHER THAN VISTA TAX FREE MONEY MARKET FUND AND VISTA GLOBAL MONEY MARKET FUND:

         8. To approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to each of the above-referenced Funds, to take effect as soon as practicable after approval by shareholders (to be voted on separately by shareholders of each Fund). No fee increase is proposed.

With respect to the VISTA TAX FREE MONEY MARKET FUND AND VISTA GLOBAL MONEY MARKET FUND ONLY:

         9. To approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser, and a sub-advisory agreement between the Adviser and Texas Commerce Bank, National Association with respect to each of the above-referenced Funds to take effect as soon as practicable after approval by shareholders (to be voted on separately by shareholders of each Fund). No fee increase is proposed.


Shareholders of record as of the close of business on January 22, 1996 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                               By Order of the Board of Trustees


                                               Ann Bergin
                                               Secretary
February 5, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY
                                MUTUAL FUND TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

                                 PROXY STATEMENT


The enclosed proxy is solicited on behalf of the Board of Trustees of MUTUAL FUND TRUST (the "Trust") and pertains, to the extent set forth below, to each of its underlying investment funds (each, a "Fund" and collectively, the "Funds"). The Trust is a registered open-end investment company having its executive offices at 125 West 55th Street, New York, New York 10019. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the March 15, 1996 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of various Advisory Agreements has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. The Chase Manhattan Bank, N.A. (the "Adviser") is currently the investment adviser to each of the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Trust, the Adviser or its affiliates, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s), including for the election of each person nominated to the Board of Trustees of the Trust.

On January 22, 1996, the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of beneficial interest ("Shares") outstanding set forth below, each Share being entitled to one vote:


                                                               TOTAL VISTA             TOTAL CLASS A                      TOTAL
                                                              CLASS SHARES                 SHARES                        SHARES
             FUND                                              OUTSTANDING              OUTSTANDING1                   OUTSTANDING

Vista Treasury Plus Money Market Fund

Vista Federal Money Market Fund

Vista New York Tax Free Money Market Fund

Vista Tax Free Money Market Fund

--------

1 For purposes of this proxy,  shares of Vista Tax Free Income  Fund,  Vista New
York Tax Free Income Fund and Vista California Intermediate Tax Free Fund not otherwise designated will be considered Class A shares.






Vista California Tax Free Money Market Fund

Vista U.S. Government Money Market Fund

Vista Global Money Market Fund

Vista Prime Money Market Fund

Vista California Intermediate Tax Free Fund

Vista New York Tax Free Income Fund

Vista Tax Free Income Fund


Shares which represent interests in a particular Fund of the Trust vote separately on matters which pertain only to that Fund. Similarly, shares which represent interests in a particular class of a Fund vote separately on matters which pertain only to that class of such Fund. All of the proposals (except the election of Trustees and the amendment to the Declaration of Trust) will be voted on separately by the shareholders of each Fund. In addition, specific classes of shares of a Fund will vote separately as a class with respect to any matter affecting only the arrangements relating to that specific class (Proposal
7). Any other business which may properly come before the meeting will be voted separately by shares of each Fund (or class of each Fund, as necessary). The holders of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling , at (800) .

This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about February 5, 1996.


                                  INTRODUCTION

The Meeting is being called for the following purposes.

With respect to each of the Funds: (1) to approve or disapprove an interim investment advisory agreement (the "Interim Agreement") between each of the Funds and the Adviser to take effect after the merger of The Chase Manhattan Corporation and Chemical Banking Corporation; (2) to elect eleven trustees to serve as members of the Board of Trustees of the Trust; (3) to ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Funds; and (4) to approve or disapprove an amendment to the Trust's Declaration of Trust; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Each of the following Proposals apply only to certain Funds or Classes of Shares of a particular Fund (the Funds or Classes of Shares to which each of the Proposals apply are specified below and on the charts set forth on the next two pages); (5) to approve or disapprove amendments to each Fund's fundamental investment restrictions (all Funds except as noted); (6) to approve or disapprove a restatement of the investment objectives of certain Funds (all Funds other than Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund); (7) to approve or disapprove an amendment to the Class A Shares Rule 12b- 1 Distribution Plan or Vista Shares Rule 12b-1 Distribution Plan (as applicable) (all Funds except as noted); (8) to approve or disapprove a new investment advisory agreement (the "Proposed Agreement") between each of the Funds and the Adviser (and its successor in the Bank Merger) to take effect as soon as practicable after approval by shareholders (all Funds other than Vista Tax Free Money Market Fund and Vista Global Money Market Fund); and (9) to approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser, and a sub-advisory agreement between the Adviser and Texas Commerce Bank, National Association to take effect as soon as practicable after approval by shareholders (Vista Tax Free Money Market Fund and Vista Global Money Market Fund only).


                                                                       PROPOSAL NUMBER
=================================================================================================================================
                        NAME OF FUND                                1        2        3        4     52    6     73     8     9
---------------------------------------------------------------------------------------------------------------------------------
Vista Treasury Plus Money Market Fund                               x        x        x        x      x    x            x
---------------------------------------------------------------------------------------------------------------------------------
Vista Federal Money Market Fund                                     x        x        x        x      x    x            x
---------------------------------------------------------------------------------------------------------------------------------
Vista New York Tax Free Money Market Fund                           x        x        x        x      x    x      x     x
---------------------------------------------------------------------------------------------------------------------------------
Vista Tax Free Money Market Fund                                    x        x        x        x      x    x      x           x
---------------------------------------------------------------------------------------------------------------------------------
Vista California Tax Free Money Market Fund                         x        x        x        x      x    x      x     x
---------------------------------------------------------------------------------------------------------------------------------
Vista U.S. Government Money Market Fund                             x        x        x        x      x    x            x
---------------------------------------------------------------------------------------------------------------------------------
Vista Global Money Market Fund                                      x        x        x        x      x    x                  x
---------------------------------------------------------------------------------------------------------------------------------
Vista Prime Money Market Fund                                       x        x        x        x      x    x            x
---------------------------------------------------------------------------------------------------------------------------------
Vista California Immediate Tax Free Fund                            x        x        x        x      x           x     x
---------------------------------------------------------------------------------------------------------------------------------
Vista New York Tax Free Income Fund                                 x        x        x        x      x           x     x
---------------------------------------------------------------------------------------------------------------------------------
Vista Tax Free Income Fund                                          x        x        x        x      x           x     x
=================================================================================================================================

2        See subchart on next page for Proposals 5a-k.

3        Vista shares or Class A shares only, as applicable.


                                            SUBCHART FOR PROPOSALS 5A-K

================================================================================================================
                       NAME OF FUND                a     b     c    d     e     f   g     h     i     j    k
----------------------------------------------------------------------------------------------------------------
Vista Treasury Plus Money Market Fund              X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista Federal Money Market Fund                    X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista New York Tax Free Money Market Fund          X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista Tax Free Money Market Fund                   X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista California Tax Free Money Market Fund        X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista U.S. Government Money Market Fund            X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista Global Money Market Fund                     X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista Prime Money Market Fund                      X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
Vista California Immediate Tax Free Fund           X     X     X    X     X     X   X     X     X     X    X
----------------------------------------------------------------------------------------------------------------
VISTA NEW YORK TAX FREE INCOME FUND                X     X     X    X     X     X   X     X     X     X
----------------------------------------------------------------------------------------------------------------
VISTA TAX FREE INCOME FUND                         X     X     X    X     X     X   X     X     X     X
================================================================================================================


Approval of each one of the Proposals other than the election of trustees (Proposal 2), the ratification of auditors (Proposal 3) and the approval of an amendment to the Declaration of Trust (Proposal 4) requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each Fund to which the proposal is applicable. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. The election of each nominee for election as a trustee (Proposal 2) and the approval of an amendment to the Declaration of Trust (Proposal 4) requires the affirmative vote of a majority of all Shares of the Trust voted at the Meeting, and the ratification of auditors (Proposal 4) requires the vote of a majority of the Shares of each Fund present at the Meeting.

An election of Trustees under Proposal 2, an approval of auditors under Proposal 3 and the approval of an amendment to the Declaration of Trust (Proposal 4) would be effective immediately. If Proposal 1 is approved, it is anticipated that it will become effective upon the occurrence of the Holding Company Merger (and the Bank Merger as necessary). If Proposals 5, 6, 7, 8 and 9 are approved, it is anticipated that they will become effective as soon as practical after shareholder approval (and after the Bank Merger, as necessary).

                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT
                      ADVISORY AGREEMENT BETWEEN EACH FUND
                   AND THE CHASE MANHATTAN BANK, N.A. (OR THE
                            SUCCESSOR ENTITY THERETO)

INTRODUCTION

The Chase Manhattan Bank, N.A. currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current
Advisory Agreement") for each Fund. The Chase Manhattan Bank, N.A. is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of trustees and shareholders of each holding company have approved the Holding Company Merger, which will create the largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. The Holding Company Merger is expected to be completed during the first quarter of 1996.

Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Funds). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to be completed on or about July 31, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $__ billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger may be deemed to result in an assignment of the Current Advisory Agreement and, consequently, to terminate the Current Advisory Agreement in accordance with its terms. Similarly, the consummation of the Bank Merger may also be deemed to result in an assignment and consequently, terminate the then-existing investment advisory contract. In anticipation of the consummation of the Mergers and to provide continuity in investment advisory services, at a meeting held on December 14, 1995, the Trust's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, approved the Interim Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser to take effect upon the consummation of the Holding Company Merger. The Board also directed that such agreement be submitted to shareholders for approval at this meeting. In addition, the Board of Trustees approved the continuation of such agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Interim Advisory Agreement is deemed to terminate as a result of the Bank Merger. Approval of Proposal 1 will also be deemed approval of such continuation of the Interim Advisory Agreement after the Bank Merger, if applicable. EACH INTERIM ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE DATE. FOR EACH FUND, THE AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.

In connection with each Fund's approval of the Interim Advisory Agreement, the Board considered that the terms of the Mergers do not require any change in the Adviser's investment management or operation of the Funds, or the shareholder services or other business activities of the Funds. Chemical and the Adviser have informed the Board of Trustees that the Mergers will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each. If, after the Mergers, changes in the Adviser are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

The Adviser has informed the Trust that it proposes to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Adviser, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Mergers. New Chase, the Adviser and their affiliates have agreed to take no action that would have the effect of imposing an "unfair burden" on the Trust as a result of the Mergers. Chase, Chemical and/or one or more of their affiliates have undertaken to pay all costs relating to the Mergers, including the costs of the shareholders' meetings.

THE INVESTMENT ADVISER

THE ADVISORY AGREEMENTS. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of each Fund (the "Current Advisory Agreement"). The Adviser will serve as investment adviser to the Funds after the Holding Company Merger under an investment advisory agreement with the Trust on behalf of each Fund (the "Interim Advisory Agreement") which is identical in all material respects to the Current Advisory Agreement except for its effective date. A copy of the form of the Interim Advisory Agreement is attached hereto as Appendix A and should be read in conjunction with the following.

THE CHASE MANHATTAN BANK, N.A. The Chase Manhattan Bank, N.A., a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As of December 31, 1995, Chase was one of the largest commercial banks in the United States, with assets of $____ billion. As of such date, The Chase Manhattan Corporation was one of the largest bank holding companies in the United States, having total assets of approximately $___ billion. As of December 31, 1995, The Chase Manhattan Corporation through various subsidiaries provided personal, corporate and institutional investment management services for approximately $___ billion in assets, of which Chase provided investment management services to portfolios containing approximately $9.4 billion in assets. Included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Effective upon consummation of the Holding Company Merger, The Chase Manhattan Bank, N.A. will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, The Chase Manhattan Bank, a New York State chartered bank (the successor entity to The Chase Manhattan Bank, N.A.) will continue to be a wholly-owned subsidiary of New Chase.

The other mutual funds for which the Adviser also serves as investment adviser, their assets as of December 31, 1995, and their advisory fees are:



                                                               Total Assets
Mutual Fund Group                                 Fee          as of 12/31/95

Vista Short Term Bond Fund                        0.25%
Vista U.S. Treasury Income Fund                   0.30
Vista Bond Fund                                   0.30
Vista U.S. Government Securities Fund             0.30
Vista Equity Income Fund                          0.40
Vista Equity Fund                                 0.40
Vista Balanced Fund                               0.50
IEEE Balanced Fund                                0.60
Vista Small Cap Equity Fund                       0.65
Vista Southeast Asian Fund                        1.00
Vista Japan Fund                                  1.00
Vista European Fund                               1.00
[Vista Global Fixed Income Fund]                                                         0.00


                                                                Total Assets
Mutual Fund Variable Annuity Trust                Fee          as of 12/31/95

International Equity Portfolio                    0.80%
Capital Growth Portfolio                          0.60%
Growth and Income Portfolio                       0.60%
Asset Allocation Portfolio                        0.55%
Treasury Portfolio                                0.50%
Money Market Portfolio                            0.25%


The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

CURRENT AND INTERIM ADVISORY AGREEMENTS

The Current and Interim Advisory Agreements for each Fund are identical, except for their effective dates. The Current and Interim Advisory Agreements provide for the Adviser to render investment, supervisory and certain corporate administrative services subject to the control of the Board of Trustees. The Current and Interim Advisory Agreements state that the Adviser shall, at its expense, provide to the particular Fund all office space and facilities, equipment and clerical personnel necessary to carry out its duties under each Advisory Agreement.

Under each of the Current and Interim Advisory Agreements, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees who are affiliated with the Adviser. Each Fund bears the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Current and Interim Advisory Agreements all other expenses of the Fund not expressly assumed by the Adviser are paid by the Fund. Each Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to interest, taxes, legal and audit expenses, custodian and transfer agent or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under federal and state securities laws, and non-recurring expenses, including litigation.

For the services it provides under the terms of each Current and Interim Advisory Agreement, each Fund pays the Adviser a monthly fee equal to a specified percentage per annum of its average daily net assets computed at the close of each business day. See "Fees and Fee Waivers" below which sets forth the applicable percentage for each Fund. The Adviser may voluntarily agree to waive a portion of the fees payable to it.

The Current Advisory Agreements are currently in effect until April 15, 1996 with respect to Vista Treasury Plus Money Market Fund and Vista Federal Money Market Fund and August 23, 1996 with respect to all other Funds and the Current Advisory Agreements continue from year to year thereafter, provided that the Agreement is specifically approved in a manner consistent with the 1940 Act. However, the Current Advisory Agreements may be deemed to terminate upon consummation of the Holding Company Merger. The 1940 Act requires approval at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting called for the purpose of voting on approval, or by the vote of the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The
Interim Agreement will terminate 120 days after January 31, 1996 (see "Additional Information").

The Trust, on behalf of each Fund, may terminate each of the Current and Interim Advisory Agreements without penalty on not more than 60 days' nor less than 30 days' written notice when authorized by either a vote of the shareholders of the Fund or by a vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Adviser may terminate each of the Current and Interim Advisory Agreements on not more than 60 days' nor less than 30 days' written notice. Both Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act).

In addition, each of the Current and Interim Advisory Agreements provides that, in the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation expenses, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for a sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee described above to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser will be deducted from the monthly fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser will pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and municipal obligations and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to and purchase them from other investment companies distributed by Vista Broker Dealer Services. The Adviser will not invest any Fund assets in any U.S. Government obligations or municipal obligations purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations or municipal obligations available to be purchased on behalf of the Funds. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser.

Both the Current and Interim Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

In considering whether to approve the Interim Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by the Adviser under the Interim Advisory Agreement, and (2) the identical nature of the terms and conditions, including compensation payable, contained in the Interim Advisory Agreement as compared to the Current Advisory Agreement. Additionally, the Board considered the benefits that would be obtained by each Fund in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Fund as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of the Adviser and its familiarity with the operations of the Trust, and avoid the possibility of disruptive effects on the Trust that might otherwise result from a change in the management and operations of the Trust.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of its Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Fund do not approve the Interim Advisory Agreement, The Chase Manhattan Corporation and Chemical Banking Corporation nevertheless intend to proceed with the Holding Company Merger and, in such case, the affected Current Advisory Agreement will terminate automatically. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.


                             ADDITIONAL INFORMATION

Chase also serves as each Fund's administrator pursuant to a separate Administration Agreement. Under the Administration Agreement, Chase generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Board of Trustees in accordance with applicable state law. Under the terms of the relevant Administration Agreement, Chase receives a monthly fee at the annual rate of .05% of the value of each Fund's average daily net assets. For each Fund, the administration fee payable, the amount by which such fee was reduced pursuant to a waiver by Chase, and the net administration fees paid by the Fund under the Administration Agreement for the indicated period are set forth below under "Fees and Fee Waivers."

The Funds have engaged Vista Broker-Dealer Services, Inc. (the "Sub-Administrator"), a wholly-owned subsidiary of BISYS Fund Services, Inc., located at 125 West 55th Street, New York, New York 10019, to assist it in providing certain administrative services for each Fund pursuant to a Sub-Administration Agreement between the Trust, on behalf of each Fund, and the Sub-Administrator. The Sub-Administrator receives an annual fee, payable monthly, of .__% of the average daily net assets of each Fund.

On November 6, 1995, the Trust, other investment companies advised by Chase, and Chase filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without prior shareholder approval, of the Interim Advisory Agreements during the interim period commencing on the date of the closing on the Holding Company Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Fund's shareholders to approve the relevant Interim Agreement orApril __, 1996 (the "Interim Period").

As a condition to the requested exemptive relief, the Trust has undertaken in the Application that the advisory compensation payable by any Fund during the Interim Period will be maintained in an interest-bearing escrow account and, with respect to each Fund, amounts in the account will be paid to Chase only upon approval by the shareholders of the Fund of the Interim Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that Chase (and its successor, if applicable), will take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the Interim Advisory Agreements during the Interim Period, Board will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

The Trust's Board of Trustees concluded that payment of the investment advisory fee under the Interim Advisory Agreement, during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Current Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Holding Company Merger, there was a possibility that some or all of the Funds would not obtain the requisite number of votes to approve the Interim Advisory Agreement prior to the Holding Company Merger, and
(3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to each Fund under the Interim Advisory Agreements.

                                   PROPOSAL 2
                              ELECTION OF TRUSTEES

It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Trust, which is currently organized as a Massachusetts business trust. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member if elected.

In connection with the Mergers, it has been proposed, subject to shareholder approval, that the series funds of The Hanover Funds, Inc., an open-end management investment company affiliated with Chemical Bank (the "Hanover Funds"), be merged into certain series of the Trust. In an effort to provide continuity of operations and management, certain Directors of the Hanover Funds and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust. Therefore, the Nominees consist of all current Trustees of the Trust and three other individuals who are presently Directors of the Hanover Funds.

The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

The following are the Nominees:


                                              Principal Occupations                   Year First Became
NOMINEE                              Age      for the Last Five Years                     a Trustee

Fergus Reid, III                     63       Chairman and Chief Executive             1984
971 West Road                                 Officer, Lumelite Corporation,
New Canaan, CT  06840                         since September 1985; Trustee,
                                              Morgan Stanley Funds; from
                                              January 1985 through September
                                              1985, Director of Corporate
                                              Finance, Noyes Partners
                                              (investment  advisory firm); from
                                              1982 through 1984, Managing
                                              Director, Bernhard   Associates
                                              (venture capital firm).

Richard E. Ten Haken                 61       Former District Superintendent                          1984
4 Barnfield Road                              of Schools, Monroe No. 2 and
Pittsford, NY  14534                          Orleans Counties, New York;
                                              Chairman of the Finance and the
                                              Audit and Accounting Committees,
                                              Member of the Executive Committee;
                                              Chairman of  the   Board   and
                                              President,  New  York State
                                              Teachers' Retirement System.

William J. Armstrong                 54       Vice President and Treasurer,                           1987
49 Aspen Way                                  Ingersoll-Rand Company.
Upper Saddle River, NJ 07458

John R.H. Blum                       66       Attorney in private practice;                           1984
322 Main Street                               formerly partner in the law firm
Lakeville, CT  06039                          of Richards, O'Neil & Allegaert
                                              (19__-1994); Commissioner of
                                              Agriculture  State of Connecticut,
                                              1992-1995.



                                       13






Joseph J. Harkins                    64       Retired; Commercial Sector                              1990
257 Plantation Circle South                   Executive and Executive Vice
Ponte Vedra Beach, FL 32082                   President of The Chase
                                              Manhattan Bank, N.A. from
                                              1985 through 1989.  He has
                                              been employed by Chase in
                                              numerous capacities and offices
                                              since 1954.  Director of
                                              Blessings Corporation,
                                              Jefferson Insurance Company
                                              of New York, Monticello
                                              Insurance Company and
                                              Nationar.

*H. Richard Vartabedian              60       Consultant, Republic Bank of                            1992
P.O. Box 296                                  New York; formerly, Senior
Beach Road                                    Investment Officer, Division
Hendrick's Head                               Executive of the Investment
Southport, ME  04576                          Management Division of The
                                              Chase Manhattan Bank,
                                              N.A.,   1980  through
                                              1991.

Stuart W. Cragin, Jr.                63       Retired; formerly President,                            1992
108 Valley Road                               Fairfield Testing Laboratory,
Cos Cob, CT 06807                             inc.  He has previously served
                                              in   a   variety   of marketing,
                                              manufacturing and general
                                              management positions  with Union
                                              Camp  Corp.,  Trinity Paper   &
                                              Plastics Corp.,   and  Conover
                                              Industries.

Irving L. Thode                      64       Retired; Vice President of                              1992
80 Perkins Road                               Quotron Systems.  He has
Greenwich, CT 06830                           previously served in a number
                                              of executive positions with
                                              Control  Data  Corp., including
                                              President of its Latin American
                                              Operations, and General Manager of
                                              its   Data   Services  business.



                                       14






*W. Perry Neff                       67       Independent Financial                                 Proposed
RR 1 Box 102A                                 Consultant; Director of North
Weston, VT  05181                             America Life Assurance Co.,
                                              Petroleum & Resources Corp.
                                              and The Adams Express Co.:
                                              Director and Chairman of The
                                              Hanover Funds, Inc.; Director,
                                              Chairman and President of The
                                              Hanover Investment Funds,
                                              Inc.

Roland R. Eppley, Jr.                62       Retired: formerly President and                       Proposed
105 Ceventry Place                            Chief Executive Officer,
Palm Beach Gardens,                           Eastern States Bankcard
FL  33418                                     Association Inc, (1971-1988);
                                              Director, Janel Hydraulics, Inc.
                                              and The Hanover Funds, Inc.

W.D. MacCallan                       67       Director of The Adams Express                         Proposed
624 East 45th Street                          Co., The Hanover Investment
Savannah, GA  31405                           Funds, Inc., The Hanover
                                              Investment Funds, Inc. and
                                              Petroleum & Resources Corp.;
                                              formerly Chairman of the
                                              Board and Chief Executive
                                              Officer of The Adams Express
                                              Co. and Petroleum &
                                              Resources Corp.


* Interested Trustee as defined under the 1940 Act.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid, and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

The Audit Committee met two times during the fiscal year ended August 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1995 for each Trustee of the Trust:


                                      U.S.                                                                New York        California
                                   Government        Global           Tax Fee             Prime           Tax Free         Tax Free
                                      Money           Money            Money              Money             Money           Money
                                     Market          Market           Market             Market            Market           Market
                                      Fund            Fund             Fund               Fund              Fund             Fund

Fergus Reid, III, Trustee            $12,789.94    $10,079.61         $4,097.69         $2,974.65         $3,453.60          $531.54

Richard E. Ten Haken, Trustee          8,526.62     6,713.78           2,731.79         1,983.08           2,362.41           354.38

William J. Armstrong, Trustee          8,526.62     6,713.78           2,731.79         1,983.08           2,362.41           354.38

John R.H. Blum, Trustee                8,306.57     6,575.89           2,687.12         1,948.80           2,303.73           347.07

Joseph J. Harkins, Trustee             8,526.62     6,713.78           2,731.79         1,983.08           2,362.41           354.38

H. Richard Vartabedian, Trustee        8,526.62     6,713.78           2,731.79         1,983.08           2,362.41           354.38

Stuart W. Cragin, Jr., Trustee         8,536.29     6,521.36           2,655.31         1,942.65           2,302.01           344.80

Irving L. Thode, Trustee               8,536.29     6,521.36           2,655.31         1,942.65           2,302.01           344.80



                                      Federal          Treasury Plus         New York          Tax Free         California
                                       Money               Money             Tax Free           Income         Intermediate
                                    Market Fund         Market Fund        Income Fund           Fund         Tax Free Fund
                                    -----------         -----------        -----------           ----         -------------

Fergus Reid, III, Trustee              $3,377.47            $489.54          $1,052.32           $971.82         $314.23

Richard E. Ten Haken, Trustee           2,251.63             326.37             701.55            647.85          209.49

William J. Armstrong, Trustee           2,251.63             326.37             701.55            647.85          209.49

John R.H. Blum, Trustee                 2,187.37             323.30             685.48            633.77          204.80

Joseph J. Harkins, Trustee              2,251.63             326.37             701.55            647.85          209.49

H. Richard Vartabedian, Trustee         2,251.63             326.37             701.55            647.85          209.49

Stuart W. Cragin, Jr., Trustee          2,243.38             323.47             683.69            629.99          209.49

Irving L. Thode, Trustee                2,243.38             323.47             683.69            629.99          209.49



                                     Pension or                    Total
                                     Retirement                 Compensation
                                  Benefits Accrued                  from
                                  as Fund Expenses            "Fund Complex"(1)


Fergus Reid, III, Trustee                 0                     $78,456.65

Richard E. Ten Haken,                     0                      52,304.39
Trustee

William J. Armstrong,                     0                      46,632.34
Trustee

John R.H. Blum, Trustee                   0                      51,304.37

Joseph J. Harkins,                        0                      52,304.39
Trustee

H. Richard Vartabedian,                   0                      74,804.44
Trustee

Stuart W. Cragin, Jr.,                    0                      52,304.39
Trustee

Irving L. Thode, Trustee                  0                      52,304.39



(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all Funds advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth below in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3 respectively.



       YEARS OF
        SERVICE                                   HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS

                                  40,000                    45,000                    50,000                    55,000
                        ========================================================================================================


          10                      40,000                    45,000                    50,000                    55,000

           9                      36,000                    40,500                    45,000                    49,500

           8                      32,000                    36,000                    40,000                    44,000

           7                      28,000                    31,500                    35,000                    38,500

           6                      24,000                    27,000                    30,000                    33,000

           5                      20,000                    22,500                    25,000                    27,500



Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of the Fund on whose Board the Trustee sits. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year: [ ]

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.
Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc. Ann Bergin - Secretary; Vice President, BISYS Funds Group, Inc,; Chief Compliance Officer and Secretary, Vista Broker-Dealer Services, Inc.

OWNERSHIP OF SHARES OF THE FUNDS. The Trustees and officers as a group directly or beneficially own less than 1% of each Fund.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The election of each of the Nominees listed above requires the affirmative vote of a plurality of the votes entitled to be cast at the Meeting by all shareholders of the Trust.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                   PROPOSAL 3
                      RATIFICATION OF PRICE WATERHOUSE LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

The Board, including a majority of the trustees who are not interested persons of the Trust, is recommending Price Waterhouse LLP to serve as independent public accountants of each Fund for each Fund's next fiscal year, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose. The Board's selection is hereby submitted to the shareholders for ratification.

Price Waterhouse LLP served as the independent auditors for each of the Funds during its most recent fiscal period ended August 31, 1995. Services performed by Price Waterhouse LLP during such time have included the audit of the financial statements of the Trust and services related to filings of the Trust with the Commission. Price Waterhouse LLP has informed each Fund that neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The ratification of the selection of Price Waterhouse LLP as the independent public accountants of a Fund requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by the shareholders of the Fund.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                   PROPOSAL 4
                          APPROVAL OR DISAPPROVAL OF A
                    MODIFICATION TO THE DECLARATION OF TRUST

INTRODUCTION

The Trust is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust's Declaration of Trust provides, among other things, that the Board of Trustees has the authority to make certain amendments to the Declaration of Trust without the vote or consent of the Trust's Shareholders in order to, among other things, designate series, change the name of the Trust to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary or advisable to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended. Management has proposed, and the Board of Trustees has approved, a modification to the Declaration of Trust which would allow the Trustees to amend the Declaration of Trust with respect to items which do not effect the economic value or legal rights of a shareholder upon majority vote of the Board of Trustees. This would enable the Trustees to amend and modify the Declaration of Trust when necessary to react to changes in Massachusetts and other regulatory laws and to provide maximum flexibility to the Trust, and therefore, the Funds and their shareholders.

[INSERT TEXT OF AMENDMENT]

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATIONS

The approval of the proposed modification to the Declaration of Trust requires the affirmative vote of a majority of the shareholders of the Trust.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                 PROPOSALS 5A-K
                  APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                     THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                  OF THE FUNDS

INTRODUCTION TO PROPOSALS 5A-K

Proposals 5a-k concern proposed changes to the current fundamental investment restrictions ("Restrictions") of the Funds. Each of these proposals relate to Restrictions of a Fund which are presently classified as "fundamental," which means that they can only be changed by a vote of the relevant Fund's shareholders.

The Adviser recommended to the Trustees that it be authorized to analyze each Fund's current Restrictions and, where practical and appropriate for each Fund's investment objective, recommend to the Trustees whether, subject to shareholder approval, certain changes should be adopted. Based on the Adviser's review and recommendations, the Trustees believe that certain changes should be implemented for each Fund. These changes fall within the following categories:

Modification. The proposal involves a modification of certain Restrictions for reasons outlined below.

Elimination. The proposal involves an elimination of certain Restrictions, for reasons outlined below.

Reclassification.   The  proposal   involves  a   reclassification   of  certain
Restrictions as nonfundamental restrictions, which could thereafter be changed with the approval of the Trust's Board of Trustees, without a shareholder vote.

Based on the recommendations of the Adviser, the Trustees have approved the proposed changes and believe that they are in the best interests of the Funds and their shareholders for the following reasons:

Standardization. Some of the Funds' Restrictions differ in form and substance from similar restrictions of similar mutual funds currently advised by the Adviser. Increased standardized restrictions among all Chase mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. In all cases, the adoption of the new or revised restriction is not expected to have any impact on the investment techniques employed by a Fund at this time.

Modernization. The Adviser has managed other funds with similar investment objectives since 1987. The Funds' investment restrictions were derived from these other Funds' investment restrictions as a matter of administrative convenience. Therefore, the Funds' Restrictions are derived from restrictions which have been in effect, without changes, for 9 years. In connection with the Mergers, the Adviser has recommended to all advised funds (including the Funds) that their investment restrictions be evaluated and amended as necessary. The Trustees, acting on the Adviser's recommendation, recommend that each Fund should modernize its Restrictions, where appropriate, to conform to current regulation and authorize the use of currently available financial instruments and investment techniques.

Clarification. Some of the Funds' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Fund from following the original intent of the Restriction. Accordingly, the Trustees, acting on Chase's recommendation, recommend that the Fund change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

Flexibility. Several of the Funds' Restrictions are proposed to be changed so as to allow the Funds to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Funds would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. Chase believes that in most cases, the proposed changes are not expected to have any immediate effect on the Funds' investment strategy, since the Funds may not have a current intention of changing their investment strategy. However, in order to give the Funds more flexibility in responding to regulatory and market developments, the Trustees, acting on Chase's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees without a shareholder vote. In the future, when changes to nonfundamental restrictions of a Fund are adopted, the Fund's prospectus and statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

The proposals regarding the Restrictions are presented in the Proposals 5a-m, below, categorized by topic (e.g., borrowing, concentration, etc.). In each case, the current Restriction is set forth in the left hand column under "Current" and, for the Fund(s) to which the current Restriction applies, it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed as indicated in the right hand column under "Proposed". In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

INTRODUCTION TO PROPOSALS 5a-k:
Proposals 5a-k each apply to each of the Funds:

                                   PROPOSAL 5a
                      AMENDMENT TO EACH FUND'S FUNDAMENTAL
                   INVESTMENT RESTRICTION CONCERNING BORROWING

CURRENT:                                PROPOSED:
No Fund may borrow  money or pledge,    FUNDAMENTAL  RESTRICTION
mortgage or hypothecate its assets, No Fund may borrow money, except except that, as a temporary measure that each Fund may borrow money for for extraordinary or emergency temporary or emergency purposes, or purposes or by engaging in reverse by engaging in reverse repurchase repurchase transactions, it may transactions, in an amount not borrow in an amount not to exceed exceeding 33 1/3% of the value of 10% of the current value of its net its total assets at the time when
assets,    including    the   amount    the  loan  is made  and may  pledge,
borrowed, and may pledge, mortgage mortgage or hypothecate no more than or hypothecate not more than 1/3 of 1/3 of its net assets to secure such such assets to secure such borrowings. Any borrowings
borrowings  (it  is  intended  that,    representing   more  than  5%  of  a
aside   from   reverse    repurchase    Fund's  total  assets must be repaid
transactions,    money    would   be    before the Fund may make  additional
borrowed  by a Fund only from  banks    investments.
and only to accommodate requests for
the repurchase of shares of the Fund
while     effecting    an    orderly
liquidation       of       portfolio
securities),      provided      that
collateral arrangements with respect
to a Fund's permissible  futures and
options   transactions,    including
initial and  variation  margin,  are
not  considered  to be a  pledge  of
assets   for    purposes   of   this
restriction;   the  Fund   will  not
purchase  investment  securities  if
its outstanding borrowing, including
repurchase agreements, exceeds 5% of
the  value  of  the   Fund's   total
assets.

This fundamental restriction is substantially identical for each Fund, except that Vista New York Tax-Free Money Market Fund, U.S. Government Money Market Fund, Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund may each borrow an amount not to exceed 1/3 of their respective net assets as a temporary measure for extraordinary or emergency purposes.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment clarifies and modernizes the restriction on borrowing by treating borrowings for temporary or emergency purposes separately from other borrowings. Borrowing for emergency purposes may be necessary to address excessive or unanticipated liquidations of Fund shares that exceed available cash. To increase flexibility, reverse repurchase agreements would be allowable outside the context of borrowings implemented for temporary purposes, and would be subject to a limitation of 33 1/3% of a Fund's assets. Leveraging by means of borrowing would exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; however, the Funds do not presently intend to borrow for purposes of leverage. Money borrowed will be subject to interest and other costs.

                                   PROPOSAL 5b
                      AMENDMENT TO EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING INVESTMENT
                      FOR THE PURPOSE OF EXERCISING CONTROL

CURRENT:                                PROPOSED:
New York Tax Free Money Market Fund,    NONFUNDAMENTAL RESTRICTION
Tax   Free   Money    Market   Fund,    No Fund may,  with respect to 75% of
California  Tax  Free  Money  Market    its  assets,  hold  more than 10% of
Fund, U.S.  Government  Money Market    the outstanding voting securities of
Fund,  California  Intermediate  Tax    an issuer.
Free  Fund,  Vista  Tax Free  Income
Fund  and  Vista  New  York Tax Free
Income   Fund   may   not   purchase
securities  of any  issuer  if  such
purchase at the time  thereof  would
cause  more  than 10% of the  voting
securities of such issuer to be held
by  a  Fund.   Treasury  Plus  Money
Market  Fund,  Federal  Money Market
Fund,  Global  Money Market Fund and
Prime  Money  Market  Fund  may  not
purchase any voting securities.


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment would clarify, for all Funds, that the Restriction involving a 10% limitation on investments in any issuer is a limitation based upon the outstanding voting securities of the issuer and is applicable only to 75% of a Fund's assets. This restatement and reclassification of the Restriction would clarify and help standardize the Restriction and provide additional flexibility for the investment of each Fund's assets.

                                   PROPOSAL 5c
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                   RESTRICTION CONCERNING THE MAKING OF LOANS

CURRENT:                                PROPOSED:
The Funds are not  permitted to make    FUNDAMENTAL  RESTRICTION
loans to other persons, except (i) No Fund may make loans, except that with respect to each of the Funds, each Fund may: (i) purchase and hold except for New York Tax Free Money debt instruments (including without
Market Fund and Tax Free Money limitation, bonds, notes, debentures Market Fund, through the lending of or other obligations and their portfolio securities and certificates of deposit, bankers' provided that
any  such   loans  not   exceed  30%    acceptances and fixed time deposits)
(except  for U.S.  Government  Money    in  accordance  with its  investment
Market Fund which may not exceed objectives and policies; (ii) enter 20%) of a Fund's total assets (taken into repurchase agreements with at market value), (ii) through the respect to portfolio securities; and use of repurchase agreements or the (iii) lend portfolio securities with purchase of short-term obligations a value not in excess of one-third
and provided  that not more than 10%    of the value of its total assets.
of a  Fund's  total  assets  will be
invested  in  repurchase  agreements
maturing in more than seven days, or
(iii) by purchasing,  subject to the
limitation     on    illiquid    and
restricted   securities   above,   a
portion   of  an   issue   of   debt
securities    of   types    commonly
distributed  privately  to financial
institutions, for which purposes the
purchase  of  short-term  commercial
paper  or a  portion  of an issue of
debt securities which are part of an
issue  to the  public  shall  not be
considered the making of a loan.


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Fund's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least 102% of the value of the loan, including accrued interest. If the recipient of the loan (or the seller of the instrument to be repurchased) defaults and the value of the collateral securing the loan (or the repurchase agreement) declines, a Fund could incur a loss.

                                   PROPOSAL 5d
             RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTION CONCERNING PURCHASES OF SECURITIES ON MARGIN

CURRENT:                                PROPOSED:
                                        NONFUNDAMENTAL RESTRICTION
No Fund may purchase any security or
evidence of interest therein on No Fund may make short sales of margin, except that such short-term securities, other than short sales credit may be obtained as may be "against the box," or purchase
necessary   for  the   clearance  of    securities   on  margin  except  for
purchases and sales of securities short-term credits necessary for and except that, with respect to the clearance of portfolio transactions, Fund's permissible options and provided that this restriction will futures transactions, deposits of not be applied to limit the use of initial and variation margin may be options, futures contracts and made in connection with the related options, in the manner purchase, ownership, holding or sale otherwise permitted by the
of futures or options positions.        investment  restrictions,   policies
                                        and investment program of a Fund.

EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which a Fund may make margin purchases and short sales. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

                                   PROPOSAL 5e
           AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING CONCENTRATION OF INVESTMENT

CURRENT:                                PROPOSED:
No   Fund   may    concentrate   its    FUNDAMENTAL RESTRICTION
investments in any particular No Fund may purchase the securities industry, but if it is deemed of any issuer (other than securities appropriate for the achievement of a issued or guaranteed by the U.S. Fund's investment objective, up to government or any of its agencies or 25% of the assets of the Fund, at instrumentalities, or repurchase market value at the time of each agreements secured thereby) if, as a investment, may be invested in any result, more than 25% of the Fund's one industry, except that, with total assets would be invested in
respect  to  a  Fund's   permissible    the  securities  of companies  whose
futures and options transactions, principal business activities are in positions in options and futures the same industry. Notwithstanding shall not be subject to this the foregoing, (i) with respect to a
restriction,  except  that  the Fund    Fund's   permissible   futures   and
may  invest  more  than  25%  of its    options  transactions,  positions in
total assets in  obligations  issued    options  and  futures  shall  not be
by banks, and in obligations issued subject to this restriction; (ii) or guaranteed by the U.S. the Money Market Funds may invest
Government,    its    agencies    or    more than 25% of their total  assets
instrumentalities.                      in  obligations   issued  by  banks,
                                        including  U. S.  banks;  (iii)  New
This   fundamental   restriction  is    York Tax  Free  Money  Market  Fund,
substantially identical for each California Tax Free Money Market Fund, except that (i) Vista New York Fund and Tax Free Money Market Fund Tax Free Income Fund and Vista Tax may invest more than 25% of their
Free Income Fund may not invest more    respective   assets   in   municipal
than 25% of their respective total obligations secured by bank letters assets in obligations issued by of credit or guarantees, including banks, (ii) Global Money Market Fund participation certificates and (iv) and Prime Money Market Fund may up to 25% of the assets of
invest   more   than  25%  of  their    California   Intermediate  Tax  Free
respective total assets in U.S. Fund will be invested in municipal banks, foreign banks and their obligations secured by bank letters
branches,  and  (iii)  New  York Tax    of credit or guarantees.
Free  Money  Market  fund,  Tax Free
Money  Market Fund,  California  Tax
Free  Money  Market  Fund and  Vista
California   Intermediate  Tax  Free
Fund  may  invest  more  than 25% of
their  respective  total  assets  in
municipal   obligations  secured  by
bank    letters    of    credit   or
guarantees,  including participation
certificates  (except for California
Intermediate  Tax  Free  Fund).

For purposes of the above investment
restriction,  industrial development
bonds,    where   the   payment   of
principal   and   interest   is  the
ultimate responsibility of companies
within   the  same   industry,   are
grouped  together as an  "industry."


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on concentration of investment and would also exclude certain types of transactions and securities from the limitation as allowed by current regulatory policies and interpretations.


                                   PROPOSAL 5f
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION CONCERNING COMMODITIES AND REAL ESTATE

CURRENT:                                CURRENT:
No Fund may  purchase  or sell  real    FUNDAMENTAL  RESTRICTION
estate(including limited partnership No Fund may purchase or sell interests but excluding securities physical commodities unless acquired secured by real estate or interests as a result of ownership of therein), interests in oil, gas or securities or other instruments but mineral leases, commodities or this shall not prevent a Fund from commodity contracts in the ordinary (i) purchasing or selling options course of business, other than with and futures contracts or from respect to the Fund's permissible investing in securities or other
futures and options transactions.       instruments   backed   by   physical
                                        commodities   or  (ii)  engaging  in
                                        forward   purchases   or   sales  of
                                        foreign  currencies  or  securities.

                                        FUNDAMENTAL  RESTRICTION
                                        No Fund may  purchase  or sell  real
                                        estate  unless  acquired as a result
                                        of ownership of  securities or other
                                        instruments   (but  this  shall  not
                                        prevent  a Fund  from  investing  in
                                        securities   or  other   instruments
                                        backed by real estate or  securities
                                        of  companies  engaged  in the  real
                                        estate  business).  Investments by a
                                        Fund   in   securities   backed   by
                                        mortgages   on  real  estate  or  in
                                        marketable  securities  of companies
                                        engaged in such  activities  are not
                                        hereby   precluded.

                                        NONFUNDAMENTAL  RESTRICTION
                                        No  Fund   may   purchase   or  sell
                                        interests  in  oil,  gas or  mineral
                                        leases.

EXPLANATION OF THE PROPOSED CHANGES: The proposed changes modernize and clarify the application of the Restrictions pertaining to commodities and real estate, and to a large extent would standardize the Restrictions applicable to each of the respective Funds.

                                   PROPOSAL 5g
                      AMENDMENT OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION REGARDING INVESTMENTS
                      IN RESTRICTED AND ILLIQUID SECURITIES

CURRENT:                                PROPOSED:
                                        NONFUNDAMENTAL RESTRICTION
No  Fund  may  knowingly  invest  in
securities   which  are  subject  to    No Fund  may  invest  more  than 15%
legal or contractual restrictions on    (except for the Money Market  Funds,
resale  (including  securities  that    which may not invest  more than 10%)
are not readily marketable,  but not    of  its  net   assets  in   illiquid
including   repurchase    agreements    securities.
maturing  in  not  more  than  seven
days) if, as a result thereof,  more
than 10% of the Fund's  total assets
(taken at market  value) would be so
invested    (including    repurchase
agreements  maturing  in  more  than
seven days).

EXPLANATION OF THE PROPOSED CHANGES: Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Adviser or Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors in accordance with procedures adopted by the Board of Trustees. This limitation may be subject to additional restrictions imposed by jurisdictions in which a Fund's shares are offered for sale.

The proposed changes would standardize, among all Funds, the applicable investment restriction, and would remove from all of the descriptions certain interpretations of what may constitute illiquid securities. By doing this, each Fund would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security, under SEC releases and other relevant authority. The defundamentalization of this restriction would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future.

                                   PROPOSAL 5h
                   RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL
                    RESTRICTION CONCERNING THE USE OF OPTIONS

CURRENT:                                PROPOSED:
No Fund may write,  purchase or sell    NONFUNDAMENTAL RESTRICTION
any put or call option or any No Fund may write, purchase or sell combination thereof, provided that any put or call option or any
this  shall  not   prevent  (i)  the    combination  thereof,  provided that
writing, purchasing or selling of this shall not prevent (i) with puts, calls or combinations thereof respect to the Growth and Income with respect to U.S. Government Fund and the Capital Growth Fund securities or (ii) permissible only, the purchase, ownership, futures and options transactions, holding or sale of warrants where the writing, purchasing, ownership, the grantor of the warrants is the holding or selling of futures and issuer of the underlying securities, options positions or of puts, calls (ii) with respect to all of the or combinations thereof with respect Funds, the writing, purchasing or
to futures.                             selling    of    puts,    calls   or
                                        combinations thereof with respect to
                                        portfolio  securities  or (iii) with
                                        respect  to  a  Fund's   permissible
                                        futures  and  options  transactions,
                                        the writing, purchasing,  ownership,
                                        holding or  selling  of futures  and
                                        options  positions or of puts, calls
                                        or combinations thereof with respect
                                        to futures.

EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this Restriction as nonfundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments changes at some time in the future. The terms of this Restriction are consistent with general restrictions, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Funds is anticipated by the proposed reclassification.

                                   PROPOSAL 5i
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                    RESTRICTION CONCERNING SENIOR SECURITIES

CURRENT:                                PROPOSED:
No  Fund  may   issue   any   senior    FUNDAMENTAL RESTRICTION
security (as that term is defined in    No  Fund  may   issue   any   senior
the 1940  Act) if such  issuance  is    security  (as  defined  in the  1940
specifically  prohibited by the 1940    Act),  except  that  (a) a Fund  may
Act or  the  rules  and  regulations    engage  in  transactions   that  may
promulgated thereunder, provided result in the issuance of senior that collateral arrangements with securities to the extent permitted respect to the Fund's permissible under applicable regulations and options and futures transactions, interpretations of the 1940 Act or including deposits of initial and an exemptive order; (b) a Fund may variation margin, are not considered acquire other securities, the
to be                                   acquisition  of which may  result in
                                        the  issuance of a senior
the  issuance  of a senior  security    security,  to the  extent  permitted
for purposes of this restriction.       under   applicable   regulations  or
                                        interpretations of the 1940 Act; (c)
                                        subject  to  the   restrictions  set
                                        forth below, a Fund may borrow money
                                        as  authorized  by the 1940 Act. For
                                        purposes   of   this    restriction,
                                        collateral arrangements with respect
                                        to a Fund's permissible  options and
                                        futures   transactions,    including
                                        deposits  of initial  and  variation
                                        margin, are not considered to be the
                                        issuance of a senior security.


EXPLANATION OF THE PROPOSED CHANGE: Under the 1940 Act, an open-end investment company (such as the Trust) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities:
The Funds could,  to the extent  permitted by applicable law or exemptive  order
(a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities;
(d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities; subject, in each case, to any other applicable restrictions.

                                   PROPOSAL 5j
                 AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING SHORT SALES OF SECURITIES

CURRENT:                                PROPOSED
No Fund  may  make  short  sales  of    It is proposed that this restriction
securities   or   maintain  a  short    be   eliminated,   as  it  has  been
position;  except  (with  respect to    combined   with   a   nonfundamental
each Fund  except  U. S.  Government    restriction  concerning  purchase of
Money  Market Fund and Global  Money    securities on margin.  (See Proposal
Market  Fund) a Fund may  only  make    5d above.)
such short  sales of  securities  or
maintain a short  position if when a
short position is open the Fund owns
an equal  amount of such  securities
or  securities  convertible  into or
exchangeable, without payment of any
further      consideration,      for
securities of the same issue as, and
equal in amount to,  the  securities
sold short, and not more than 10% of
the  Fund's  net  assets  (taken  at
market  value) is held as collateral
for  such  sales at any one time (it
is   the   present    intention   of
management  to make such  sales only
for   the   purpose   of   deferring
realization  of  gain  or  loss  for
federal  income tax  purposes;  such
sales   would   not   be   made   of
securities  subject  to  outstanding
options).


EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which a Fund may make short sales of securities. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.






                                 PROPOSAL 5k:

                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
                             POLICY PERMITTING EACH
                 FUND TO INVEST ALL OR A PART OF ITS INVESTEMENT
                      ASSETS IN ANOTHER INVESTMENT COMPANY


Introduction:  Master/Feeder Fund Structure

At a meeting held on December 14, 1995, the Board considered and approved, subject to shareholder approval, the adoption of a new fundamental investment policy with respect to each Fund which would allow each Fund to convert to a Master/Feeder Structure. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately, achieving certain economies of scale. For example, a fund offering its shares at net asset value (not subject to a sales charge) might pool its investments with another fund having the same investment objective and policies that offers its shares subject to a front-end or contingent deferred sales charge.

Under the Master/Feeder Fund Structure, a Fund will have the ability to invest all or a part of its investment assets in another investment company (the "Master Portfolio") having substantially the same investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Master Portfolio. This means that the only investment securities that will be held by a Fund will be the Fund's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as each Fund is a series of the Trust.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of a Fund's current operational structure. Conversion to a Master/Feeder Fund Structure may allow a Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

NEW INVESTMENT POLICY

The Board has approved with respect to each Fund, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit a Fund to convert to the Master/Feeder Fund Structure by investing all or a part of its assets in another appropriate investment fund. As discussed above under "Introduction: Master/Feeder Fund Structure," the purpose of this Proposal is to allow a Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all or a part of its assets in another investment company. At present, certain of the fundamental investment restrictions of each Fund, such as those limiting investment in a single issuer or concentration in an industry, may prevent it from investing all or a part of its assets in another registered investment company. The Board proposes that these restrictions be modified by adding the following fundamental investment policy:

         Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having substantially the same investment objective and policies as the Fund.

A Fund's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a Fund invested all of its assets in a Master Portfolio, it would hold only investment securities issued by the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund's investment from its corresponding Master Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

In approving the Proposal authorizing the investment of the assets of each Fund in corresponding Master Portfolios, the Board determined that (i) such investment policy is in the best interests of each Fund and its shareholders; and (ii) the interests of existing shareholders of each Fund will not be diluted as a result of effecting any such transaction. The Board considered, among other things, the possible operational efficiencies offered by the structure. The Board believes that investment in a Master

Portfolio will not materially increase costs to a Fund's shareholders.

ADDITIONAL INFORMATION REGARDING EACH MASTER PORTFOLIO

Each Master Portfolio will be a series of a Master Trust which, like the Trust, will be an open-end management investment company under the 1940 Act. It is expected that the Master Trust will be organized as a Massachussets business trust and will have one series to correspond to each series of the Trust that converts to the Master/Feeder Fund Structure. The investment objective and policies of each Master Portfolio will be substantially the same as those of the corresponding Fund; in seeking to achieve the same objective as the Fund, the Master Portfolio will invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of the corresponding Fund.

The Adviser, or its successor in the Bank Merger will be the investment adviser of each Fund's corresponding Master Portfolio. See Proposal ________ . Entities or their successors in the Bank Merger that currently perform services with respect to each Fund, such as administrative, custodial, will perform substantially similar services for each Master Portfolio.

Each Master Portfolio will calculate its net asset value at the same time, on the same days, and pursuant to same method as its corresponding Fund calculates its net asset value. Investors in each Master Portfolio will have no preemptive rights and no conversion rights. Each Master Portfolio normally will not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, the Fund will be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Fund shareholders vote, the Fund will vote its interest in the Master Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Master Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all Master Portfolio shareholders. Investors holding at least a 10% interest in each Master Portfolio will be able to call a meeting of shareholders for certain purposes affecting only the Master Portfolio, and shareholders holding at least a 10% interest in the Master Trust will be able to call a meeting to remove any Trustee. A Trustee may be removed upon the vote of the holders of interest qualified to vote representing ________ of the value of the Master Trust.

Changing a fundamental policy of a Master Portfolio will require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust will have the ability to change nonfundamental policies without prior interestholder approval.

In addition to a vote to remove a Trustee or change a fundamental policy, examples of matters that will require approval of shareholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the Trust Instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the Trust Instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Master Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

As a Massachusetts business trust, the Master Trust's operations will be governed by its Trust Instrument, and applicable Massachusetts law. The operations of the Master Trust and the Master Portfolios, like those of the Trust and the Funds, will be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

TRUSTEES AND OFFICERS OF THE MASTER TRUST

The initial interestholders of the Master Trust are expected to elect as Trustees of the Master Trust, the individuals serving as members of the Board of Trustees of the Trust. See Proposal ____. Subject to the provisions of its Trust Instrument, the business of the Master Trust will be supervised by its Trustees, who will serve indefinite terms and who will have all powers necessary or convenient to carry out their responsibilities. A majority of Trustees then in office generally would be able to appoint successor Trustees and fill vacancies, provided that at least a majority of the Trustees has been elected by shareholders. The Trustees of the Master Trust will elect officers of the Master Trust whom they deem appropriate.

TAX CONSEQUENCES OF INVESTMENT IN A MASTER PORTFOLIO

The Trust will receive an opinion from its tax counsel, on or prior to the date of a Fund's conversion to the Master/Feeder Fund Structure, that the Fund's investment of all of its assets in a Master Portfolio will not have tax effects with regard to the Fund, the Trust and the Fund's shareholders. While no ruling has been requested from the Internal Revenue Service ("IRS") concerning the foregoing, and the IRS is not bound by the opinion of counsel, the Board believes that an opinion of counsel provides sufficient authority on the tax effects of a Fund's investment in a corresponding Master Portfolio, in view of the nature and complexity of such investment.

It is intended that each Fund will continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. Neither the Fund nor the Master Portfolio is expected to be required to pay any Federal income or excise taxes. Distributions from a Fund, except for distributions from a Fund designated as long-term capital gain distributions, will continue to be taxable to its shareholders as ordinary income, whether received in cash or reinvested in Fund shares.

EVALUATION BY THE BOARD

After considering the matters in Proposal __ at a meeting held on December 14, 1995, the Board determined to seek shareholder authorization of the actions necessary for each Fund to have the ability to convert to the Master/Feeder Fund Structure. Management of the Trust presented to the Board the potential benefits, along with the costs and potential risks, of each Fund converting to this structure. In this regard the Board considered the following.

[Management of the Trust presented information relating to redemptions in the mutual fund industry generally and the likelihood that institutional investors of a Fund, who may represent a significant share of the Fund's net assets, may redeem to form independent investment vehicles with different distribution channels or shareholder-related services than the Fund. Management pointed out that, unless a Fund's operational structure is attractive to investors with different servicing needs, a Fund may suffer net redemptions, to the detriment of its shareholders. Management then presented information concerning steps which some mutual funds have taken to avoid the erosion of assets under management while developing a competitive advantage in the mutual funds marketplace. A Master/Feeder Fund Structure is designed to attract new assets to a Fund's overall fund structure.

Management also believes that the retention of assets would assist a Fund in its efforts to keep operational costs from rising significantly. In addition, in the view of management, a larger asset base may allow the purchase of individual investment securities in larger amounts, which may reduce certain transactional and custodial expenses.

Certain of these benefits would likely arise only if the respective Master Portfolio were to grow through investments in the Master Portfolio by investors other than the Fund. There is no assurance that, even if other investors invest in a Master Portfolio, expense savings or other benefits will be realized. In addition, the Board recognized that the Adviser or the successor entity thereto, may benefit through increased economies of scale in the event that assets rise, without a corresponding benefit to Fund shareholders. In particular, conversion to a Master/Feeder Fund Structure may enable the Adviser or the successor entity thereto to increase assets under management through attraction and development of new investment vehicles with less risk than would be possible without this structure. As a result, the Adviser or the successor entity thereto could earn fees with less risk of limited success than is typical in the early, developmental years of an investment vehicle, since new investors in the Master Portfolio will be presented with the ability to pool their assets in an established vehicle.

The Board also considered, among other things, (i) the costs of the proposed change in fund structure, (ii) other options to the proposed change, and (iii) the tax-free nature of the proposed change.]

Based on the foregoing, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Funds and their shareholders for shareholders to authorize those actions necessary for each Fund to have the ability to convert to a Master/Feeder Fund Structure. Even if this Proposal is approved by shareholders of a Fund, the Board will retain the right to delay or not to proceed with a conversion with respect to a Fund if for any reason it would not be in the best interests of shareholders of that Fund.

                                   PROPOSAL 5l
                   CHANGE OF THE VISTA CALIFORNIA INTERMEDIATE
                     TAX FREE FUND'S STATUS FROM DIVERSIFIED
                      TO NONDIVERSIFIED UNDER THE 1940 ACT

 Proposal 5l relates to the VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND Only:


The Vista California Intermediate Tax Free Fund is currently classified as a "diversified" fund under the provisions of the 1940 Act. Under the 1940 Act, a "diversified" fund is defined to mean one which meets the following requirements:

         At least 75 percentum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percentum of the value of the total assets of the fund and to not more than 10 percentum of the outstanding voting securities of such issuer.

The 1940 Act provides that a fund may not change its status from a diversified to a nondiversified fund without the requisite approval from the Fund's shareholders. The Board is hereby proposing that the shareholders of the Vista California Intermediate Tax Free approve of a change of status from a diversified to a nondiversified with respect to such Fund.

REASONS FOR THE PROPOSED CHANGE:

Currently, with respect to 75% of the Fund's assets, no more than 5% of the Fund's assets may be invested in one issuer. With respect to municipal securities, the issuers consist of either a particular state (for a general obligations bond or note) or the particular facility which backs the payment obligation under a revenue bond. At certain times, the Fund may wish to take advantage of certain favorable investments of any such issuer, involving more than 5% of the Fund's assets. This would help provide additional flexibility for the investment of the Fund's assets.

This Proposal relates only to the Fund's status under, and the related requirement of, the 1940 Act. If this proposal is approved, the Fund would still be subject to certain asset diversification requirements (as well as other requirements) under Subchapter M under the Internal Revenue Code of 1986, as amended. These requirements apply because the Fund has elected to be taxed as a "regulated investment company," and receive the benefits provided to such entities under Subchapter M. One such benefit is "flow-through tax treatment" -- in other words, that income and gains received by the Fund are not taxed to the Fund, but are taxed to shareholders when distributed by the Fund. The asset diversification requirements under Subchapter M are similar to the requirements for a "diversified" status under the 1940 Act, except that the Subchapter M diversification requirements limiting investments in the same issuer to no more than 5% of a fund's assets and to 10% of the issuer's voting securities are applicable only with respect to 50% (rather than 75% of the total assets of the Fund).

Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of a Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act) or illiquid securities. Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Funds's investment policies and limitations. If any of Proposals 5a-l are not approved by shareholders, the current Restriction will remain unchanged.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each of the above proposals to change a Fund's Restriction requires the approval of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of an affected class of shares of the Fund are represented at the meeting in person or by proxy.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS

                                   PROPOSAL 6
                          APPROVAL OR DISAPPROVAL OF A
                    RESTATEMENT OF THE INVESTMENT OBJECTIVES
                                OF CERTAIN FUNDS

Proposal 6 relates to all Funds other than VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND, VISTA NEW YORK TAX FREE INCOME FUND AND VISTA TAX FREE INCOME FUND.

At a Meeting of the Board of Trustees of the Trust held on December 14, 1995, the Trustees, including each of the Disinterested Trustees (who are not "interested persons," within the meaning of the 1940 Act, of the Trust or any Fund's investment adviser), on the recommendation of the Adviser, considered and unanimously approved of a restatement of the investment objectives of the Funds.

The Adviser has evaluated the various types of Funds that comprise the Trust and recommended to the Trustees that it would be appropriate to modernize the investment objectives, policies and restrictions, and implement certain changes that would provide greater flexibility and uniformity in managing the Funds. The Trustees determined that many of the Funds' investment objectives should be restated so as to be less restrictive.

In addition, the Trustees, based on representations from the Adviser, believe that the risks inherent in investing in each of the respective Funds should not change from those inherent at the present time under each Fund's current investment objective and policies, since the Adviser has represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day to day investment program utilized by a Fund.

The significance of an investment policy or restriction being fundamental is that it may be changed only with the approval of shareholders. Except for each Fund's investment objective, investment policies or restrictions which are specifically identified as fundamental, each Fund's investment objective, policies and restrictions are nonfundamental.

In the table below, the current investment objective of each Fund is set forth in quotations in the left hand column. In each case, it is proposed that the investment objective be restated to read as indicated in quotations in the right hand column. In many cases, it is proposed that certain investment policies now included within the investment objective (and which are therefore currently fundamental) be reclassified as nonfundamental investment policies. In each such case, the proposed nonfundamental policies and the reason for the proposed change are indicated in the right hand column. A description of each of these reasons is set forth below following the table. To the extent that certain investment styles or policies which are currently included in the investment objective are removed from the investment objective and made nonfundamental policies, they may be changed thereafter without the approval of shareholders.


CURRENT INVESTMENT OBJECTIVE            PROPOSED  INVESTMENT OBJECTIVE

TREASURY  PLUS MONEY MARKET FUND        "to provide  maximum  current income
                                        consistent with the  preservation of
"to provide  maximum  current income    capital    and     maintenance    of
consistent with the  preservation of    liquidity."
capital and maintenance of liquidity    As  a  non-fundamental  policy,  the
through     investment     in    (i)    Fund  will  seek  to   achieve   its
obligations issued by the U.S. objective through investment "in Treasury bills and notes and (ii) obligations issued by the U.S. repurchase agreements fully Treasury, including Treasury bills, collateralized by such U.S. Treasury bonds and notes, and repurchase
obligations."                           agreements fully  collateralized  by
                                        U.S. Treasury  obligations."
                                        Reasons     for    the     proposal:
                                        standardization/clarification,
                                        flexibility.

FEDERAL   MONEY   MARKET   FUND
"to provide current income "to provide current income consistent with the preservation of consistent with the preservation of capital and maintenance of capital and maintenance of liquidity, through investments in liquidity." As a non-fundamental obligations issued or guaranteed as policy, the Fund will seek to to principal and interest by the achieve its objective through U.S. Government or by U.S. "investment in obligations issued or
Government        agencies        or    guaranteed   as  to  principal   and
instrumentalities,    the   interest    interest by the U.S.  Government  or
income from which, under current by U.S. Government agencies or federal law, generally may not be instrumentalities, the interest
subject  to state  or local  taxes."    income  from  which,  under  current
                                        federal  law,  generally  may not be
                                        subject  to state  or local  taxes."
                                        Reason  for  proposal:  flexibility.

NEW YORK TAX FREE MONEY  MARKET FUND
"to  provide  as  high  a  level  of    to  provide  "as  high  a  level  of
current income which is exempt from current income which is excluded federal, New York State and New York from gross income for federal income City personal income taxes as is tax purposes and from New York State consistent with the preservation of and New York City personal income capital and maintenance of taxes as is consistent with the
liquidity,    through    investments    preservation    of    capital    and
primarily  in  short-term  municipal    maintenance   of   liquidity"
obligations  issued  by or on behalf    As  a  non-fundamental  policy,  the
of  the  State  of  New  York,   its    Fund  will  seek  to   achieve   its
instrumentalities    or    political    objective   "by   investing   in   a
subdivisions."                          non-diversified     portfolio     of
                                        short-term,  fixed rate and variable
                                        rate municipal obligations." Reasons

TAX FREE MONEY  MARKET  FUND

"to  provide  as  high  a  level  of    to  provide  "as  high  a  level  of
current income which is exempt from current income which is excluded federal income taxes as is from gross income for federal income
consistent with the  preservation of    tax purposes as is  consistent  with
capital and maintenance of the preservation of capital and liquidity, through investments maintenance of liquidity." As a primarily in short-term municipal nonfundamental policy, the Fund will
obligations."                           seek to achieve  its  objective  "by
                                        investing in short-term,  fixed rate
                                        and    variable    rate    municipal
                                        obligations."
                                        Reason for the proposal:flexibility.


U.S.  GOVERNMENT  MONEY  MARKET FUND
"to provide as high a level of to provide "as high a level of current income as is consistent with current income as is consistent with the preservation of capital and the preservation of capital and
maintenance  of  liquidity,  through    maintenance of liquidity."
investments in obligations issued or
guaranteed  by  the  U.S.  Treasury,    As  a  non-fundamental  policy,  the
agencies of the U.S. Government or Fund will seek to achieve its instrumentalities that have been objective "by investing in established or sponsored by the U.S. obligations issued or guaranteed by
Government."                            the U.S.  Treasury,  by  agencies of
                                        the   U.S.   Government,    and   by
                                        instrumentalities   that  have  been
                                        established or sponsored by the U.S.
                                        Government,    and   in   repurchase
                                        agreements  collateralized  by  U.S.
                                        Government   obligations   or  other
                                        securities  in  which  the  Fund  is
                                        permitted  to  invest."
                                        Reasons for the proposal:
                                        standardization/clarification,
                                        flexibility.

GLOBAL  MONEY  MARKET FUND
"to provide  maximum  current income    "to provide  maximum  current income
consistent with the  preservation of    consistent with the  preservation of
capital    and     maintenance    of    capital    and     maintenance    of
liquidity,  through  investments  in    liquidity."  As  a   non-fundamental
(i)  U.S.  Dollar  denominated  high    policy,   the  Fund   will  seek  to
quality  commercial  paper and other    achieve its  objective "by investing
high quality short-term obligations,    in  high  quality,  short-term  U.S.
including floating and variable rate    dollar-denominated    money   market
master  demand  notes  of  U.S.  and    instruments."    Reasons   for   the
foreign   corporations;   (ii)  U.S.    proposal:
Dollar  denominated  obligations  of    standardization/clarification,
foreign        governments       and    flexibility.
supranational  agencies  (e.g. , the
International        Bank        for
Reconstruction   and   Development);
(iii)   U.S.   Dollar    denominated
obligations  issued or guaranteed by
U.S.   banks   with   total   assets
exceeding  $1 billion  and by the 75
largest  foreign   commercial  banks
(including  obligations  of  foreign
branches  of such banks) in terms of
total assets,  or such other U.S. or
foreign  commercial  banks which are
judged  by  the  Fund's   investment
adviser  to meet  comparable  credit
criteria;  (iv) securities issued or
guaranteed by the U.S. Government or
by  agencies  and  instrumentalities
thereof;    and    (v)    repurchase
agreements"

PRIME MONEY MARKET FUND
"to provide maximum current income "to provide maximum current income consistent with the preservation of consistent with the preservation of capital and maintenance of capital and maintenance of
liquidity,  through  investments  in    liquidity"   As  a   non-fundamental
(i) U.S. dollar denominated high policy, the Fund will seek to quality commercial paper and other achieve its objective "principally
                                        through   investments  in  (i)  U.S.
                                        dollar
high quality short-term obligations, denominated high quality commercial including floating and variable rate paper and other high quality master demand notes of U.S. and short-term obligations, including foreign corporations; (ii) U.S. floating and variable rate master
Dollar  denominated  obligations  of    demand  notes  of U.S.  and  foreign
foreign        governments       and    corporations;   (ii)   U.S.   Dollar
supranational  agencies  (e.g.,  the    denominated  obligations  of foreign
International        Bank        for    governments    and     supranational
Reconstructions   and  Development);    agencies  (e.g.,  the  International
(iii) U.S. Dollar denominated Bank for Reconstructions and obligations issued or guaranteed by Development); (iii) U.S. Dollar U.S. banks with total assets denominated obligations issued or exceeding $1 billion and by the 75 guaranteed by U.S. banks with total largest foreign commercial banks assets exceeding $1 billion and by
(including  obligations  of  foreign    the 75  largest  foreign  commercial
branches of such banks) in terms of banks (including obligations of total assets, or such other U.S. or foreign branches of such banks) in foreign commercial banks which are terms of total assets, or such other judged by the Fund's investment U.S. or foreign commercial banks adviser to meet comparable credit which are judged by the Fund's criteria; (iv) securities issued or investment adviser to meet
guaranteed by the U.S. Government or    comparable  credit  criteria;   (iv)
by  agencies  and  instrumentality's    securities  issued or  guaranteed by
thereof;    and    (v)    repurchase    the U.S.  Government  or by agencies
agreements."                            and  instrumentality's  thereof; and
                                        (v) repurchase  agreements."
                                        Reasons for the proposal:
                                        standardization/clarification,
                                        flexibility.

VISTA TAX FREE  INCOME FUND
"to provide its shareholders with "to provide its shareholders with monthly dividends which are excluded monthly dividends which are excluded from gross income for federal income from gross income for federal income tax purposes as well as to protect tax purposes as well as to protect the value of its shareholders' the value of its shareholders' investment by investing primarily investment." As a non-fundamental (i.e., at least 80% of its assets policy, the Fund will seek to under normal conditions) in achieve its objective "primarily
Municipal  Obligations."                (i.e.,  at least  80% of its  assets
                                        under  normal  conditions)   through
                                        investment        in       Municipal
                                        Obligations."
                                        Reason    for   the proposal:
                                        flexibility.

REASONS FOR THE PROPOSALS REGARDING THE INVESTMENT OBJECTIVES

IT IS IMPORTANT TO BEAR IN MIND THAT THE PROPOSED CHANGES TO THE MODERNIZING FUNDS' INVESTMENT OBJECTIVES GENERALLY INVOLVE A JUDGMENT ONLY AS TO WHAT SHOULD MAKE UP A FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE, NOT A JUDGMENT AS TO WHAT INVESTMENT STRATEGIES, POLICIES OR RESTRICTIONS SHOULD BE FOLLOWED IN PURSUING THAT OBJECTIVE. IF SHAREHOLDERS APPROVE THIS PROPOSAL, THE ADVISER BELIEVES THAT THE CHANGES WILL HAVE NO IMMEDIATE MATERIAL EFFECT ON THE WAY IN WHICH THE FUNDS ARE MANAGED.

The reasons for the proposals set forth above, pertaining to the respective investment objectives of the Funds, involve similar considerations. The Trustees have reviewed the proposed changes and believe that they are in the best interests of each Fund and its shareholders for the reason(s) indicated above, and described in greater detail below. Each of the proposals has been made for one or more of the following reasons: flexibility or clarification/standardization. The following discussion provides greater detail as to what is meant, in each case, by flexibility or clarification/standardization.

Flexibility. Under the Trust's registration statement, the investment objective of each Modernizing Fund is fundamental and cannot be changed without a vote of the "majority of the outstanding voting securities" of the relevant Fund. If a Fund's stated investment objective contains details as to an investment strategy to be pursued or an investment policy to be followed, or is otherwise more restrictive than necessary, it may impose an unnecessarily rigid restraint on management's ability to respond to certain regulatory developments or changes in the financial markets. In order to make any changes to a strategy or policy included as part of a Fund's investment objective, the Fund would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. In each case, the Fund's most basic investment objective (such as to achieve capital appreciation or to achieve a high level of income) will not change and will continue to be fundamental, but certain strategies or policies which need not be part of the Fund's stated investment objective will be made non-fundamental so that the Trustees may at a future date receive and act upon recommendations of the Adviser to change these non-fundamental policies without the necessity of a meeting of shareholders and associated costs. In all cases described in the proposals above, the Adviser does not anticipated that the changes will have an immediate effect on the Fund's investment strategy, since there is no current intention of changing stated strategy or policy. However, the Funds will have greater flexibility to respond to future regulatory and market developments. If changes to nonfundamental policies or restrictions are adopted by the Trustees in the future, the Fund's prospectus and statement of additional information will be amended to reflect any such changes and notice thereof will be provided to shareholders.

Clarification/standardization. Some of the Funds' investment objectives contain descriptive terms that are superfluous or ambiguous. Accordingly, the Adviser has recommended to the Trustees, and the Trustees have approved, that these Funds change the description of their investment objectives, where appropriate, to eliminate any ambiguities. In addition, the terms used in some of the Fund's investment objectives differ from the description of the terms used in the stated investment objective of a similar Fund. The Adviser has recommended, and the Trustees have approved, the standardization, to the extent possible, of the description of an investment objective, or an aspect thereof, as between Funds for which the investment objective or aspect thereof is not intended to differ. By doing so, potential investors may be expected to have a clearer understanding of the similarities or differences in the investment objectives of the respective Funds.

RISK FACTORS: Because each of the proposals involve only a change to the stated investment objective and are not expected to alter the fundamental character of any Fund or any of their operations for the foreseeable future, for each Fund, the adoption of the proposal is not expected to have any effect on the risk factors to be considered in making or continuing an investment in the Fund. In the future, however, a Board of Trustee may, without shareholder approval, change a nonfundamental investment policy or restriction in a way that may create more risk. The Fund will notify shareholders of such changes. In addition, there is no assurance that the Fund will achieve its investment objective, and the share price and total return of each Fund other than the Treasury Plus Money Market Fund, Federal Money Market Fund, New York Tax Free Money Market Fund, Tax Free Money Market Fund, U. S. Government Money Market Fund, Global Money Market Fund, and Prime Money Market Fund will fluctuate, so that an investment may be worth more or less than its original cost upon redemption. With respect to the Money Market Funds, although the Funds seek to maintain a stable net asset value per share, there can be no guaranty that they in fact will be able to do so, so that an investment may be worth more or less than its original cost upon redemption.

                                   PROPOSAL 7
                     APPROVAL OR DISAPPROVAL OF AN AMENDMENT
                  TO THE CLASS A SHARES RULE 12B-1 DISTRIBUTION
                PLAN OR VISTA SHARES RULE 12B-1 DISTRIBUTION PLAN
                                 (AS APPLICABLE)

This Proposal relates only to the Class A Shares and Vista Shares of each Fund (other than Vista Prime Money Market Fund, Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Treasury Plus Money Market Fund, Vista California Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista Tax Free Money Market Fund).

INTRODUCTION

For  purposes  of this  proxy  and this  Proposal,  shares of the Vista Tax Free
Income Fund, Vista New York Tax Free Income Fund and Vista California Intermediate Tax Free Fund which are not designated as to class will be considered Class A shares.

The Trustees of the Trust have adopted Distribution Plans for each of the Class A shares and Vista Shares of certain Funds (the "Distribution Plans") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit the relevant class and its shareholders.

The Proposed Form of each of the Vista Shares Rule 12b-1 Distribution Plan and the Class A Shares Rule 12b-1 Distribution Plan are attached as Exhibits E and F, respectively and should be read in conjunction with the following.

CURRENT DISTRIBUTION PLANS

The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of Class A Shares and Vista Shares of certain of the Funds, which provides that each Fund shall pay a distribution fee (the "Basic Distribution Fee"), including payments to the Distributor, shareholders servicing agents and broker dealers, at an annual rate not to exceed 0.20% of its Shares' average daily net assets for distribution services (exclusive of any expenses incurred by such party in connection with print or electronic media advertising). The recipient may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Fund is also permitted to pay the Distributor an additional fee not to exceed 0.05% per annum of its Shares' average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising for its shares.

Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of a Fund (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Since the Basic Distribution Fee is not directly tied to actual expenses, the amount of Basic Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributors compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

Management has proposed, and the Board of Trustees, including a majority of the Qualified Trustees, has unanimously approved, a modification to the Distribution Plans whereby the additional .05% fee be changed to a "compensation" fee from a reimbursement fee.

The Adviser has studied the current distribution methods and believes that the Basic Distribution Fees were low in comparison to other funds offered through similar distribtuion channels. Therefore, the Adviser believes the Funds are at a competitive disadvantage insofar as sales of Fund shares are concerned. In addition, the Adviser has determined that amounts payable under the Distribution Plans in a given year may not fully reimburse the broker-dealer for its actual distribution-related expenses during such year. The Adviser therefore recommended to the Trustees that they approve this increase to the Distribution Fee to encourage broker-dealers in the sale of Fund shares.

         [Insert Table:  Distribution fees paid most recent fiscal year.]

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The approval of a modification to each Distribution Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the affected class of shares of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of an affected class of shares of the Fund are represented at the meeting in person or by proxy. If the shareholders of a Fund do not approve the modification to its Distribution Plan, such Fund will continue to make payments under the current Distribution Plan.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS

                                   PROPOSAL 8
                        APPROVAL OR DISAPPROVAL OF A NEW
                   INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
                 OF THE FUNDS AND THE CHASE MANHATTAN BANK N.A.
              (OR THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY
             AGREEMENT BETWEEN THE CHASE MANHATTAN BANK N.A. (OR THE
           SUCCESSOR ENTITY THERETO) AND CHASE ASSET MANAGEMENT, INC.

This Proposal relates to all Funds other than the Vista Tax-Free Money Market Fund and Vista Global Money Market Fund.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Funds (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Funds) recommended to the Board that the Trust enter into a new Investment Advisory
Agreement, on behalf of each Fund, and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of its wholly-owned subsidiary, Chase Asset Management, Inc. ("CAM Inc."), to render advisory services to the Funds. CAM Inc. is a registered investment adviser which was recently incorporated for the purpose of rationalizing the delivery of investment advisory services by The Chase Manhattan Bank to its institutional clients. CAM Inc. will be retained pursuant to a proposed Sub-Advisory Agreement (the "CAM Inc. Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement and CAM Inc. Agreement (collectively, for purposes of this Proposal, the "Agreements"). In addition, the Board of Trustees approved the continuation of the New Advisory Agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 8 will be deemed approval of such continuation of the Agreements after the Bank Merger, if applicable. If approved, the New Advisory Agreement will become effective as soon as practicable after the approval of shareholders.

No increase is proposed to the contractual fee rates under the New Advisory Agreement and the Adviser, and not the Funds, will compensate CAM Inc. for its services as Sub-Adviser. THEREFORE, THE FUNDS WILL NOT BEAR ANY INCREASE IN THE CONTRACTUAL ADVISORY FEE RATES RESULTING FROM THE NEW ADVISORY AGREEMENT OR CAM INC. AGREEMENT.

While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit B. If the shareholders of a Fund do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Fund under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. The New Advisory Agreement should be read in conjunction with the following.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities within another entity (CAM Inc.) (except with respect to the Vista Tax-Free Money Market Fund and Vista Global Money Market where such portfolio management responsibility will be consolidated within another affiliate. See Proposal 8). The Adviser also seeks to retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with the Adviser through common ownership by New Chase.

Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

SIMILARITIES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The New Advisory Agreement is similar in many respects to the Current Advisory Agreement and Interim Advisory Agreement. The New Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from The Chase Manhattan Bank, N.A. to its successor entity, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

MOST IMPORTANTLY, THE CONTRACTUAL RATE AT WHICH FEES ARE REQUIRED TO BE PAID BY EACH FUND FOR INVESTMENT ADVISORY SERVICES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, WILL REMAIN THE SAME. Under the provisions of both the Current and the New Advisory Agreements, each Fund is required to pay the Adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers." The following summarizes certain additional aspects of the Current and New Advisory Agreements (collectively, the "Agreements") which are materially the same in both
Agreements:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser, the Adviser shall not be liable to the Funds or to any shareholder for any losses that may be sustained by the Funds in connection with its performance of the Agreement.

The Adviser bears all expenses in connection with the performance of its services under the Agreement. The Funds bear the expenses incurred in their operations. Both agreements provide that the Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser and that the Trust shall be responsible for all of the Funds' expenses and liabilities.

Under the Agreement, if the aggregate expenses incurred by a Fund in any fiscal year is in excess of the lowest applicable expense limitation imposed by state securities laws or regulations thereunder, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, that certain provided expenses are specifically excluded from such calculation. No such reimbursement was required during the Funds' most recent fiscal period.

A Fund may terminate the Agreement as to that Fund without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund or by a vote of a majority of the Trust's Board of Trustees. The Adviser may terminate the Agreement on 60 days' written notice to the Trust. The Agreement terminates in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The following highlights summarize some of the additional provisions which are included in the New Advisory Agreement:

After the Bank Merger, the Chase Manhattan Bank, a New York State chartered bank, the successor entity to The Chase Manhattan Bank, N.A., will be the adviser to the Funds rather than The Chase Manhattan Bank, N.A., and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds. The Chase Manhattan Bank, N.A. will be the Adviser to the Funds until the Bank Merger.

Details Regarding the Adviser's Duties. The New Advisory Agreement clearly specifies the duties of the Adviser. For example, that the Adviser will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Funds' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Fund. The Adviser will be obligated to furnish such reports, evaluations, information or analyses to the Trust as the Board may request, make recommendations to the Board with respect to Trust policies, and carry out such policies as are adopted by the Board.

Use of Affiliated Entities. The New Advisory Agreement clarifies that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser will be as fully responsible to the Trust for the acts and omissions of such persons as it is for its own acts and omissions.

Use of a Sub-Adviser. The New Advisory Agreement clarifies that the Adviser may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of the New Advisory Agreement with respect to a particular Fund. However, the Funds will not pay any additional compensation for any SubAdviser, and the Adviser will be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and the Adviser must review, monitor and report to the Board regarding the performance and investment procedures of any SubAdviser. The proposed Sub-Advisory agreement is discussed below under "Consideration and Proposal of the CAM Inc. Agreement".

Brokerage Transactions. The New Advisory Agreement sets forth specific terms as to brokerage transactions and the Adviser's use of broker-dealers. For example, the Adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

"Soft Dollars." A provision of the New Advisory Agreement explicitly allows the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion, and provides that, notwithstanding the above, the Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.

Aggregation of Orders. There is also a clarification of the authority of the Adviser to aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation will result in an overall benefit to a Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

Other Clarifications. The New Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the Adviser is deemed to be an independent contractor and the provisions of the Proposed Advisory Agreement are deemed to apply to the Funds severally and not jointly.

CONSIDERATION AND PROPOSAL OF THE CAM INC. AGREEMENT

It is being proposed that the Adviser be permitted to utilize the services of CAM Inc. as a subadviser under a proposed Investment Sub-Advisory Agreement (the "CAM Inc. Agreement") in order to enable the Adviser to more efficiently render advisory services to each of the Funds.

The proposed form of the CAM Inc. Agreement is attached as Exhibit C and should be read in conjunction with the following.

The Adviser's decision to utilize the services of CAM Inc. in a sub-advisory capacity was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities, that the portfolio managers which currently manage the assets of the Funds for the Adviser will also manage the Funds as employees of CAM Inc., that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, that it has shown a relative consistency in investment management performance, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Funds' shareholders of the New Advisory Agreement and the CAM Inc. Agreement, the Adviser enter into the CAM Inc. Agreement with CAM Inc.. In considering whether to recommend that the CAM
Inc. Agreement be approved by shareholders, the Board requested and evaluated various information from the Adviser and CAM Inc. relevant to the Adviser's decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that the managers of each Fund will continue to manage the assets of the Funds as employees of CAM Inc., capabilities to be provided by CAM Inc., the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, and the Adviser's access to the various investment and research resources of CAM Inc.

DESCRIPTION OF THE PROPOSED CAM INC. AGREEMENT

The proposed arrangement between the Adviser and CAM Inc. under the CAM Inc. Agreement would enable the Adviser to manage the investment activities of the Funds covered in the CAM Inc. Agreement most effectively by delegating to CAM Inc. portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the CAM Inc. Agreement, CAM Inc. would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM Inc. may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the CAM Inc.

Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM Inc.

The Adviser and CAM Inc. would bear all expenses in connection with the performance of their respective services and the services under the CAM Inc. Agreement.

As investment adviser, the Adviser would oversee the management of the Funds under the CAM Inc. Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to CAM Inc. based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to CAM Inc. would be guidelines and benchmarks against which the Funds would be managed. From the fee paid by the Funds under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to CAM Inc. Therefore, the Funds would not bear any increase in contractual advisory fee rates resulting from the New Advisory Agreement and the CAM Inc. Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Funds, the Adviser or CAM Inc., unanimously approved the CAM Inc. Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the CAM Inc. Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or CAM Inc., by vote cast in person at a meeting called for such purpose. The CAM Inc. Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Adviser, by the vote of "a majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement, or by CAM Inc., upon 60 days' written notice. The CAM Inc. Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the CAM Inc. Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the CAM Inc. Agreement will be implemented for such Funds, and the Interim Advisory Agreement between such Funds and the Adviser will remain in effect. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action.

INFORMATION ABOUT CHASE ASSET MANAGEMENT, INC.

Chase Asset Management, Inc. was organized as a Delaware corporation on September 1, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. CAM Inc. is a wholly owned subsidiary of The Chase Manhattan Bank, N.A., which is a wholly owned subsidiary of The Chase Manhattan Corporation. After the completion of the mergers, CAM Inc. will continue to be a wholly-owned subsidiary of the Adviser which will be a wholly-owned subsidiary of New Chase. CAM Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and Directors of CAM Inc. are as follows:

James W. Zeigon, Director and Chairman of the Board. Mr. Zeigon is also an Executive Vice President of the Chase Manhattan Bank, N.A.

Mark R. Richardson, Director, President and Chief Investment Officer. Mr. Richardson is also a Managing Director of the Chase Manhattan Bank, N.A.

Stephen E. Prostano, Director, Executive Vice President and Chief Operating Officer. Mr. Prostano is also a Managing Director of the Chase Manhattan Bank, N.A.

The business address of each of the foregoing individuals is 1211 Avenue of the Americas, New York, New York 10036.

BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and CAM Inc. Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and CAM Inc. and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and Chemical which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Funds or the Adviser ("Disinterested Trustees"), unanimously approved the New Advisory Agreement and CAM Inc. Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreements, which are dated August 23, 1994 for each of the Funds except for Vista Treasury Money Market Fund and Vista Federal Money Market Fund dated April 15, 1994, each Fund pays the Adviser (and under the New and Proposed Advisory Agreements, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

                 Name of Fund                                     Fee

Treasury Plus Money Market Fund                                   .10%

Vista Federal Money Market Fund                                   .10

New York Tax Free Money Market Fund                               .10

Vista California Tax Free Money Market Fund                       .30

Vista U.S. Government Money Market Fund                           .10

Vista Prime Money Market Fund                                     .10

Vista California Immediate Tax Free Fund                          .30

Vista New York Tax Free Income Fund                               .30

Vista Tax Free Income Fund                                        .30


Under the Current Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal year ended August 31, 1995, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                                      Amount of
                                                                     Fee Waiver
                                                                       and/or
                                                                       Expense
                    Name of Fund                Fees Paid            Reimburse-
                                                                        ment*

Vista Treasury Plus Money Market Fund          $  22,663             $       0

Vista Federal Money Market Fund                  389,075               118,975

Vista New York Tax Free Money Market Fund        381,647                     0

Vista California Tax Free Money Market Fund       55,870                44,112

Vista U.S. Government Money Market Fund        1,440,186                     0

Vista Prime Money Market Fund                    352,679               216,306

Vista California Immediate Tax Free Fund         102,004               102,004

Vista New York Tax Free Income Fund              333,493               219,772

Vista Tax Free Income Fund                       307,093               287,095


Chase also serves as the Administrator to each Fund. For the fiscal year ended August 31, 1995, Chase received fees, and waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                                 Fee Waiver
                                                               and/or Expense
             Name of Fund                       Fees Paid      Reimbursement*

Treasury Plus Money Market Fund                 $ 11,331         $  11,331

Federal Money Market Fund                        194,538            61,243

New York Tax Free Money Market Fund              190,823                 0

California Tax Free Money Market Fund             27,935            21,527

U.S. Government Money Market Fund                720,693                 0

Prime Money Market Fund                          176,340            88,982

Vista California Immediate Tax Free Fund          34,001            34,001

Vista New York Tax Free Income Fund              111,164            81,265

Vista Tax Free Income Fund                       102,364            64,572


* This voluntary waiver and/or limitation is currently in effect but may be terminated.

                             ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and CAM Inc. Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. If the shareholders of a Fund do not approve the Proposed Advisory Agreement and CAM Inc. Agreement, the Adviser will continue to manage the Fund's investments under the Current or Interim Advisory Agreement. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                   PROPOSAL 9
                        APPROVAL OR DISAPPROVAL OF A NEW
                      INVESTMENT ADVISORY AGREEMENT BETWEEN
                EACH FUND AND THE CHASE MANHATTAN BANK, N.A. (OR
                THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY
                AGREEMENT BETWEEN THE CHASE MANHATTAN BANK, N.A.
                   (OR THE SUCCESSOR ENTITY THERETO) AND TEXAS
                     COMMERCE INVESTMENT MANAGEMENT COMPANY

This Proposal relates to the Vista Tax-Free Money Market Fund and Vista Global Money Market Fund only.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Funds (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Funds) recommended to the Board that the Trust enter into a new Investment Advisory Agreement, on behalf of each of the Vista Tax Free Money Market Fund and Vista Global Money Market Fund (collectively, for purposes of this proposal, the "Funds"), and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of an Affiliate of the Adviser, Texas Commerce Bank, National Association ("TCB"), to render advisory services to the Funds. TCB will be retained pursuant to a proposed Sub-Advisory Agreement (the "TCB Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement and TCB Agreement (collectively, for purposes of this Proposal, the "Agreements"). In addition, the Board of Trustees approved the continuation of the Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 9 will be deemed approval of such continuation of the Agreements after the Bank Merger, if applicable. If approved, the Agreements will become effective as soon as practicable after the approval of shareholders.

No increase to the  contractual  fee rates is  proposed  under the New  Advisory
Agreement and the Adviser, and not the Funds, will compensate TCB for its services as Sub-Adviser. THEREFORE, THE FUNDS WILL NOT BEAR ANY INCREASE IN CONTRACTUAL FEE RATES RESULTING FROM THE NEW ADVISORY AGREEMENT OR THE TCB AGREEMENT.

New Advisory Agreement. The New Advisory Agreement is, in all material respects, exactly the same as the New Advisory Agreement discussed under Proposal 7 (and a copy of which is attached as Exhibit B). Therefore, for a discussion of the relative similarities and differences between the Current and New Agreements and other material information, please see Proposal 8. If the shareholders of a Fund do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Fund under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities with respect to the Funds within another entity (TCB). TCB presently advises two funds which will be merged into the Funds on or about the anticipated date of effectiveness of the New Agreement. Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

CONSIDERATION AND PROPOSAL OF THE TCB AGREEMENT

It is being proposed that the Adviser be permitted to utilize the services of TCB as a sub-adviser under a proposed Investment Sub-Advisory Agreement (the "TCB Agreement") in order to enable the Adviser to more efficiently render advisory services to the Funds. The proposed form of the TCB Agreement is attached as Exhibit D and should be read in conjunction with the following.

The Advisers' decision to utilize the services of TCB in a sub-advisory capacity with respect to the Funds was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities, that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, that it has shown a relative consistency in investment management performance, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Funds' shareholders of the New Advisory Agreement and the TCB Agreement, the Adviser enter into the TCB Agreement with TCB. In considering whether to recommend that the TCB Agreement be approved by shareholders, the Board requested and evaluated various information from the Advisers and TCB relevant to the Advisers' decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that TCB presently manages similar funds which will be merged into the Funds, capabilities to be provided by TCB, the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, TCB's experience as an investment adviser, and the Adviser's access to the various investment and research resources of TCB.

DESCRIPTION OF THE TCB AGREEMENT

The proposed arrangement between the Adviser and TCB. under the TCB Agreement would enable the Adviser to manage the investment activities of the Funds covered in the TCB Agreement most effectively by delegating to TCB portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the TCB Agreement, TCB would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. TCB may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the TCB Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of TCB.

The Advisers and TCB would bear all expenses in connection with the performance of their respective services and the services under the TCB Agreement.

As investment adviser, the Adviser would oversee the management of the Funds under the TCB Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to TCB based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to TCB would be guidelines and benchmarks against which the Funds would be managed. From the fee paid by the Funds under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to TCB. Therefore, the Funds would not bear any increase in fees resulting from the New Advisory Agreement and the TCB Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Funds, the Adviser or TCB, unanimously approved the TCB Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the TCB Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Funds under the TCB Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or TCB, by vote cast in person at a meeting called for such purpose. The TCB Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Advisers, by the vote of "a majority of the outstanding voting securities" of the Funds under the TCB Agreement, or by TCB, upon 60 days' written notice. The TCB Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the TCB Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the TCB Agreement will be implemented for such Funds, and the Current Advisory Agreement between such Funds and the Adviser will remain in effect.

INFORMATION ABOUT TEXAS COMMERCE INVESTMENT
MANAGEMENT COMPANY

Texas Commerce Bank, National Association was organized as a [Texas corporation] on ____________, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. TCB is a wholly owned subsidiary of Texas Commerce Bank, National Association which, in turn, will remain a wholly owned subsidiary of New Chase, which is a wholly owned subsidiaries of The Chase Manhattan Corporation. After the completion of the mergers, TCB will remain an indirect wholly owned subsidiary of New Chase. TCB. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients of Texas Commerce Bank, National Association. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and trustees of TCB are as follows:

Trustees:

[TO COME]

Other Officers:

[TO COME]

The business address of each of the foregoing individuals is _________________.

BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and TCB Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and TCB and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and TCB which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates, that TCB presently advises portfolios with similar objectives which will be merged into the Funds, thereby ensuring continuity in management; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Funds or the Adviser, unanimously approved the New Advisory Agreement and TCB Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreement, which is dated August 23, 1994 and was last approved by each Fund's sole shareholder on August [21], 1994, each Fund pays the Adviser (and under the New and Proposed Advisory Agreements, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:


Name of Fund                                             Fee

Vista Tax Free Money Market Fund                         .30%

Vista Global Money Market Fund                           .10


Under the Current Advisory Agreement, the Interim Advisory Agreement And New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal period ended August 31, 1995, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                         Amount of Fee
                                                            Waiver
                                                            and/or
                                                            Expense
Name of Fund                              Fees Paid       Reimbursement*

Vista Tax Free Money Market Fund            440,282              0

Vista Global Money Market Fund            1,076,339           361,108


Chase also serves as the Administrator to each Fund. For the fiscal year ended August 31, 1995, Chase received fees, and waived its fees and/or reimbursed expenses to each Fund, as follows:

                                                            Fee Waiver
                                                           and/or Expense
Name of Fund                              Fees Paid        Reimbursement*

Vista Tax Free Money Market Fund           220,146                 0

Vista Global Money Market Fund             673,015             128,647




* This voluntary waiver and/or limitation is currently in effect but may be terminated.

                             ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and TCB Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. If the shareholders of a Fund do not approve the New Advisory Agreement and TCB Agreement, the Adviser will continue to manage the Fund's investments under the Interim Agreement.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                OTHER INFORMATION

The Fund's present Sub-Administrator is Vista Broker Dealer Services, Inc. ("VBDS"), a wholly-owned subsidiary of BISYS Funds Services, Inc. See "Administrator" under Proposal 1. The following are officers of the Trust who may be deemed to have an interest in VBDS by virtue of their status as employees and/or executive officers of VBDS:


                           Position With           Officer of the
 NAME                      the Trust        Age     Trust Since

Ann Bergin ..............  Secretary         35       1995

Martin R. Dean ..........  Treasurer         31       1995



SUBSTANTIAL SHAREHOLDERS. As of the Record Date, the Trust believed that the following persons beneficially owned more than 5% of the Funds:

                                    [TO COME]

Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Submission of Proposals for the Next Annual Meeting of the Trust. Under the Trust's Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 125 West 55th Street, New York, New York 10019, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  IF YOU DO NOT
EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD
PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID
UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.

February 5, 1996

                                       BY ORDER OF THE BOARD OF TRUSTEES
                                       OF MUTUAL FUND TRUST

                                       Ann Bergin,
                                       Secretary

                                    EXHIBIT A

                      INTERIM INVESTMENT ADVISORY AGREEMENT

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this day of , by and between MUTUAL FUND _________ (the "Trust") on behalf of the series of the Trust (the "Fund") and THE CHASE MANHATTAN BANK, a New York State chartered banking corporation (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide advisory services for the Fund on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

          1. Appointment. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

          2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund.

               (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                    (i) supervise  continuously  the  investment  program of the
               Fund and the composition of its portfolio;

                    (ii) determine what securities shall be purchased or sold by the Fund; and

                    (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

               (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

                    (i)  the   provisions  of  the  Act  and  of  any  rules  or
               regulations in force thereunder;

                    (ii) any other  applicable  provisions  of state and federal law;

                    (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time;

                    (iv) any policies and determinations of the Board of Trustees of the Trust; and

                    (v) the  fundamental  policies of the Fund,  as reflected in its Registration Statement under the Act, as amended from time to time.

               (c) In making recommendations for the Fund, Trust Division personnel of the Adviser will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division of the Adviser. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund.

               (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by the Fund in connection with the matters to which this Agreement relates, including specifically but not limited to, the calculation of net asset value and the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

               (e) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

               (f) The Fund will supply the Adviser with certified copies of the following documents: (i) the Trust's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement; (iii) the Trust's Registration Statement, as filed with the SEC; and (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

               (g) The Fund will supply, or cause its custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

          3. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration; the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Allocation of Expenses. The Adviser agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement and the keeping of certain accounting records of the Fund. The Adviser agrees that it will supply to any sub-adviser or administrator (the "Administrator") of the Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are "affiliated persons" of the Adviser as defined in the Act. All costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust shall be paid by the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of its Trustees other than those affiliated with the Adviser or the Administrator;
     (vi) legal, accounting and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund;

     (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

          5. Compensation of the Adviser. (a) For the services to be rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser monthly compensation at an annual rate, of % of the Fund's average daily net assets, as set forth in Schedule A. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

               (b) In the event the operating expenses of the Fund including all investment advisory, sub-advisory and administration fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

               6. Duration, Amendment and Termination. (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

                    (b) This  Agreement may not be amended  except in accordance with the provisions of the Act, including specifically, the provisions of the Act and the rules and regulations thereunder regarding series votes by shareholders of the Fund.

                    (c) This  Agreement  may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be approved by the vote of a majority of all the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement may only be terminated in accordance with the provisions of the Act, and shall automatically terminate in the event of its assignment (as defined in the Act).

               7. Board of Trustees Meeting. The Fund agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

                  8. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be 125 West 55th Street, New York, New York 10019, and that of the Adviser shall be One Chase Manhattan Plaza, New York, New York 10081.

                  9. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunder affixed, all as of the day and year first above written.

                                     MUTUAL FUND ___________



                                     Name:
                                     Title:

ATTEST:



                                      THE CHASE MANHATTAN BANK



                                       Name:
                                       Title:

ATTEST:

                                    EXHIBIT B

                        NEW INVESTMENT ADVISORY AGREEMENT

                                     FORM OF

                                    PROPOSED
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                MUTUAL FUND ________
                                       AND
                            THE CHASE MANHATTAN BANK



     AGREEMENT made this day of , 1996, by and between Mutual Fund _________, a Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, a New York state chartered bank (hereinafter the "Adviser").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

         (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

         (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

         (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

          2. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

         (a)      The Trust's Declaration of Trust;

         (b)      The By-Laws of the Trust;

         (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

         (d) The Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on July 18, 1994 and all subsequent amendments thereto relating to the Funds (the "Registration Statement");

         (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

         (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

         3.       Appointment.

         (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

         (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

         4.       Investment Advisory Services.

         (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

                  (i) supervise all aspects of the operations of the Trust and each Fund;

                  (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

                  (iii) determine which issuers and securities shall be included in the portfolio of each Fund; (iv) furnish a continuous investment program for each Fund;

                  (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

                  (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

         (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and
                  (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

         (c) Books and Records. The Adviser shall keep each Fund's books and records required by applicable law to be maintained by the Funds with respect to advisory services. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Fund required to be preserved by such Rule.


         (d) Reports, Evaluations and other services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

         (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.


         (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.


         (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the

                  Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

         5. Expenses. (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

         (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

         6. Compensation. (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Articles for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

         (b) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

         (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

         7. Non-Exclusive Services. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


         8. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date"), provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund.

         (b) This Agreement may be modified by mutual consent, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of each Fund.

         (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         (d) Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Trustees, as the case may be, or by action of its authorized officers or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other Funds. This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act..

         9. Board of Trustees Meetings. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.


          10. Governing Law. This Agreement shall be governed by the laws of the State of New York.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.



THE CHASE MANHATTAN BANK                    MUTUAL FUND __________


By:  _________________________              By:_______________________

                                    EXHIBIT C

                                    PROPOSED
       [CHASE ASSET MANAGEMENT/TEXAS COMMERCE BANK, NATIONAL ASSOCIATION]
                             SUB-ADVISORY AGREEMENT

                                     FORM OF

                                    PROPOSED
                        INVESTMENT SUBADVISORY AGREEMENT
                                     between
                            THE CHASE MANHATTAN BANK
                                       and
                          [CHASE ASSET MANAGEMENT/TEXAS
                      COMMERCE BANK, NATIONAL ASSOCIATION]


AGREEMENT made as of the day of , 1996, by and between The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and [Chase Asset Management, Inc./Texas Commerce Bank, National Association], a [type of entity] (the "SubAdviser").

         WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Trust, a Massachusetts business trust (the "Trust"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Advisory Agreement dated the same date hereof (the "Advisory Agreement"); and

         WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.       Appointment.

         (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

         2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

         (a)      the Trust's Declaration of Trust ;

         (b)      the By-Laws of the Trust;

         (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

         (d) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

         (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

         (f)      the  currently   effective   Prospectuses  and  Statements  of
                  Additional Information of the Funds.

         3.       Investment Advisory Services.

         (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

                  (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

                  (ii) determine which issuers and securities shall be included in the portfolio of each Fund;

                  (iii) furnish a continuous investment program for each Fund;

                  (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

                  (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

         (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:
                  (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
                  (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust or the Adviser with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Trust's Board of Trustees.

         (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a- 2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

         (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the

                  Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub- Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

         (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub- Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

         (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

         4.       Representations and Warranties.

         (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

                  (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of [New York] and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The SubAdviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

                  (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

         (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

                  (i) The Adviser is a state chartered bank duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

                  (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of the each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

         5. Compensation. (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the SubAdviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. As a percentage of average daily net assets.

                  (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

                  (c) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub-Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

         6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

         7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

         8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.

         9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

         (a) This Agreement shall continue in force until two years from the Effective Date and shall continue in effect from year to year thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

         (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement.

         10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

         The terms "Mutual Fund Trust" and "Trustees of Mutual Fund Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.


         11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

         12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

         13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.

         14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

         15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         16. Notices. Notices of any kind to be given to the Adviser hereunder by the SubAdviser shall be in writing and shall be duly given if
mailed        or         delivered        to        the        Adviser        at
_________________________________________________________________________  or at
such other address or to such individual as shall be so specified by the Adviser to the SubAdviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or
delivered             to             the              Sub-Adviser             at
__________________________________________________________________________ or at
such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


[Subadviser]                                                CHASE MANHATTAN BANK


By: ___________________________                                   By:
    Name:                                                             Name:
    Title:                                                            Title:

                                    EXHIBIT D

                                    PROPOSED
                          RULE 12B-1 DISTRIBUTION PLAN

                                MUTUAL FUND ________

                                     SHARES


                                    PROPOSED
                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE


     Distribution Plan (the "Plan") of MUTUAL FUND _______, a Massachusetts business trust (the "Trust"), an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of the class of shares designated as the ____ Shares and the ____ Shares of any series of the Trust which may be created in the future, adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

          1. Principal Underwriter. Vista Broker-Dealer Services, Inc., a Delaware corporation ("the Distributor"), acts as the principal underwriter of the shares of each series of the Trust pursuant to a Distribution and Sub-Administration Agreement.

         2. Distribution  Payments. (a) The Trust may make payments periodically
(i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor in a form similar to the one annexed hereto as Exhibit A or (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust or with the Distributor, in a form similar to the one annexed hereto as Exhibit B, with respect to Trust shares owned by shareholders for which such broker is the dealer or holder of record or such Servicing Agent has a servicing relationship.

         (b) Payments may be made pursuant to the Plan for any advertising and promotional expenses relating to selling efforts of the shares of each series of the Trust, including but not limited to the incremental costs of printing (excluding typesetting) of prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust; the costs of preparing and distributing any other supplemental sales literature; expenses of certain personnel engaged in the distribution of shares; costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs incurred in the distribution of shares.

         (c) The aggregate amount of payments by the Trust in a fiscal year, to brokers, servicing agents, or the Distributor pursuant to paragraphs (a) and (b) shall not exceed .25% of the average daily net assets of each series of the Trust.

         (d) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Board of Trustees of the Trust.

         3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust and the Distributor shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Trust under the Plan and purposes for which such expenditures were made.

         4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Trust's Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of each series of the Trust, as defined in Section 2(a)(42) of the Act.

         5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

         6. Termination. This Plan may be terminated as to any series at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Trust, as defined in Section 2(a)(42) of the Act.

          7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

          8. Miscellaneous. (a) Any termination or noncontinuance of (i) a selected dealer agreement between the Distributor and a particular broker or
(ii) a shareholder service agreement between the Distributor or the Trust and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Distributor of the Trust pursuant to this Plan.

         (b) Neither the Distributor nor the Trust shall be under any obligation because of this Plan to execute any selected dealer agreement with any broker or any shareholder service agreement with any person or organization.

         (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.




Dated:   __________, 1996

                                                                       EXHIBIT A

Vista Broker-Dealer Services, Inc.
125 West 55th Street
New York, New York  10019

                                        Re:  Selected Dealer Agreement for
                                             Mutual Fund __________

Gentlemen:

     We understand that Mutual Fund __________ (the "Trust") has adopted plans (the "Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act") for making payments to selected brokers for Trust distribution assistance.

         We desire to enter into an Agreement with you for the sale and distribution of the shares of the Premier Funds of the Trust (the "shares") for which you are Distributor and whose shares are offered to the public at net asset value. Upon acceptance of this Agreement by you, we understand that we may offer and sell the shares, subject, however, to all of the terms and conditions hereof and to your right to suspend or terminate the sale of such securities.

         1. We understand that the shares covered by this Agreement will be offered and sold at net asset value without a sales charge. We further understand that all purchase requests and applications submitted by us are subject to acceptance or rejection in the Trust's discretion.

          2. We certify that we are members of the National Association of Securities Dealers, Inc. ("NASD") and agree to maintain membership in said Association, or in the alternative, that we are foreign brokers not eligible for membership in said Association. In either case, we agree to abide by all the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including without limitation, Section 26 of Article III of the Rules of Fair Practice, all of which are incorporated herein" as if set forth in full. We further agree to comply with all applicable state and Federal laws and the rules and regulations of authorized regulatory agencies. We agree that we will not sell or offer for sale, the shares in any state or jurisdiction where they are not exempt from or have not been qualified for sale.

         3. We will offer and sell the Shares covered by this Agreement only in accordance with the terms and conditions of its then current Prospectus, and we will make no representations not included in said Prospectus or in any authorized supplemental material supplied by you. We will use our best efforts in the development and promotion of sales of the shares covered by this Agreement and agree to be responsible for the proper instruction and training of all sales personnel employed by us, in order that the shares will be offered in accordance with the terms and conditions of this Agreement and all applicable laws, rules and regulations. We agree to hold you harmless and indemnify you in the event that we, or any of our sales representatives, should violate any law, rule or regulation, or any provisions of this Agreement, which may result in liability to you; and in the event you determine to refund any amount paid by any investor by reason of any such violation on our part, we shall return to you any distribution assistance payments previously paid or allowed by you to us with respect to the transaction for which the refund is made. All expenses which we incur in connection with our activities under this Agreement shall be borne by us.

         4. For  purposes of this  Agreement  "Qualified  Accounts"  shall mean:
accounts of customers of ours who have purchased shares and who use our facilities to communicate with the Trust or to effect redemptions or additional purchases of shares and with respect to which we provide shareholder and administration services, which services may include, without limitation: answering inquiries regarding the Trust; assistance to customers in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; processing purchase and redemption transactions; automatic investment in Trust shares of customer account cash balances; providing periodic statements showing a customer's account balance and the integration of such statements with those of other transactions and balances in the customer's other accounts serviced by us; arranging for bank wires; and such other shareholder services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation.

         5. In consideration of the services and facilities described herein, we shall be entitled to receive from you such fees as are set forth in the Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance. We understand that the payment of such fees has been authorized pursuant to Plans approved by the Board of Trustees and shareholders of certain of the Funds comprising the Trust and shall be paid only so long as this Agreement is in effect.

         6. The frequency of payment, the terms of any right to sell in a territory, and any other supplemental terms, conditions or qualifications for us to receive such payments are subject to change by you from time to time, upon 30 days' written notice. Any orders placed after the effective date of such change shall be subject to the fee rates in effect at the time of receipt of the payment by the Trust or you. Such 30-day period may be waived at your sole option in the event such change increases the distribution assistance payments due us.

         7. Payment for shares shall be made to the Trust and shall be received by the Trust promptly after the acceptance of our order. If such payment is not received by the Trust, we understand that the Trust reserves the right without notice, forthwith to cancel the sale, or, at the Trust's option, to sell the shares ordered by us back to the Trust in which latter case we may be held responsible for any loss, including loss of profit, suffered by the Trust resulting from our failure to make payments aforesaid.

         8. Your obligations to us under this Agreement are subject to all the provisions of any underwriting agreements you have or may enter into with the Trust provided copies thereof have been provided to us. We understand and agree that in performing our services covered by this Agreement we are acting as principal, and you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing in this Agreement or in the Plans shall be construed to constitute us or any of our agents, employees or representatives as your agent, partner or employee, or the agent, partner or employee of the Trust.

         9. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Act or (ii) in the event the Plans are terminated.

         10. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of the Trust as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to you at your principal place of business, may terminate this Agreement. You may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. Without limiting the generality of the foregoing, any provision hereof to the contrary notwithstanding, our expulsion from the NASD will automatically terminate this Agreement without notice; our suspension from the NASD or violation of applicable state or Federal laws or rules and regulations of authorized regulatory agencies will terminate this Agreement effective upon date of mailing notice to us of such termination. Your failure to terminate for any cause shall not constitute a waiver of your right to terminate at a later date for any such cause.

         11. All communications to you shall be sent to you at your offices at 156 West 56th Street, New York, New York 10019. Any notice to us shall be duly given if mailed or telegraphed to us at the address shown on this Agreement.

         12. This Agreement shall become effective as of the date when it is executed and dated by you below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.



                                                 (Broker/Dealer)



                                     By
                                        Name:
                                        Title:


                                                     (Address)



                                        (City)         (State)        (Zip Code)


Accepted:

VISTA BROKER-DEALER SERVICES, INC.
  Distributor


By:
     Name:
     Title:



Dated:

                                                                       EXHIBIT B



Mutual Fund Group
125 West 55th Street
New York, New York  10019

                                    Re:  Shareholder Service Agreement for
                                          Mutual Fund __________


Gentlemen:

     We understand that Mutual Fund ________ (the "Trust") has adopted plans (the "Plans"), on behalf of the existing series (the "Funds") of the Trust, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), for making payments to certain persons for distribution assistance and shareholder servicing.

         We desire to enter into an Agreement with the Trust for the servicing of shareholders of, and the administration of shareholder accounts in, certain Funds comprising the Trust. Subject to the Trust's acceptance of this Agreement, the terms and conditions of this Agreement, shall be as follows:

         1. We shall provide shareholder and administration services for certain shareholders of the Funds who purchase shares of the Funds as a result of their relationship to us, as further designated in Exhibit A hereto ("Qualified Accounts"). Such services may include, without limitation, some or all of the following: answering inquiries regarding the Funds; assistance in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by us, if any; and such other information and services as the Trust reasonably may request, to the extent we are permitted by applicable statute, rule or regulation to provide such information or services.

          2. If Fund shares are to be purchased or held by us on behalf of our clients:

                  (i) Such shares will be registered in our name or in the name of our nominee. The client will be the beneficial owner of the shares of each Fund purchased and held by us in accordance with the client's instructions and the client may exercise all rights of a shareholder of a Fund. We agree to transmit to the Trust's transfer agent in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from the Trust by us on behalf of our clients.

                  (ii) We agree to transfer to the Trust's transfer agent, on the date such purchase orders are effective, federal funds in an amount equal to the amount of all purchase orders placed by us on behalf of our clients and accepted by the Trust (net of any redemption orders placed by us on behalf of our clients). In the event that the Trust fails to receive such federal funds on such date (other than through the fault of the Trust or its transfer agent), we shall indemnify the Trust against any expense (including overdraft charges) incurred by the Trust as a result of its failure to receive such federal funds.

                  (iii) We agree to make available to the Trust, upon the Trust's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in Fund shares as may be required by applicable laws and regulations or as may be reasonably requested by the Trust.

                  (iv) We agree to transfer record ownership of a client's shares of a Fund to the client promptly upon the request of the client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

          3. We shall provide to the Trust copies of the lists of members of our organization, if any, and make available to the Trust any publications and other facilities of our organization for the placement of advertisements or promotional materials and sending information regarding the Funds, to enable the Trust to solicit for sale and to sell shares to such members.

          4. We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to shareholders maintaining Qualified Accounts with the Trust, and to assist the Trust in servicing accounts of such shareholders.

         5 Neither we nor any of our employees or agents are authorized to make any representation concerning Fund shares except those contained in the then current Prospectus for the applicable Fund, copies of which will be supplied by the Trust to us; and we shall have no authority to act as agent for the Trust.

         6. In consideration of the services and facilities described herein, we shall be entitled to receive from each Fund such fees as are set forth in Exhibit A hereto. We understand that the payment of such fees has been authorized pursuant to the Plans approved by the Trustees and shareholders of the Trust and shall be paid only so long as the Plans and this Agreement are in effect.

         7. The Trust reserves the right, at the Trust's discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of each Fund.

          8. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act or (ii) in the event that the Plans terminate.

         9. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of each Fund as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to the Trust at its principal place of business, may terminate this Agreement. The Trust may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement or in the event that the Plans shall terminate, said termination to become effective on the date of mailing notice to us of such termination. The Trust's failure to terminate for any cause shall not constitute a waiver of its right to terminate at a later date for any such cause.

          10. All communications to the Trust shall be sent to the Trust at the address set forth above. Any notice to us shall be duly given if mailed or telegraphed to us at the address set forth below.

         11. This Agreement shall become effective as of the date when it is executed and dated by the Trust below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.




                                                 (Firm Name)



                                                (Address)



                                                  (Firm Name)



                                  (City)          (State)      (Zip Code)



                                  By:
                                     Name:
                                     Title:


Accepted:

MUTUAL FUND ____________



By:
     Name:
     Title:


Dated:

                                MUTUAL FUND TRUST
                               _____________- FUND
                SPECIAL MEETING OF SHAREHOLDERS -- MARCH 15, 1996

THE UNDERSIGNED HOLDER OF SHARES OF BENEFICIAL INTEREST OF THE __________ FUND (THE "FUND") OF THE MUTUAL FUND TRUST (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, DOES HEREBY CONSTITUTE AND APPOINT ___________, ___________ AND _________, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND APPOINTMENT, FOR, AND IN THE NAME, PLACE AND STEAD, OF THE UNDERSIGNED TO VOTE ALL THE UNDERSIGNED'S SHARES OF BENEFICIAL INTEREST OF THE FUND AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 101 PARK AVENUE, 17TH FLOOR, NEW YORK, NEW YORK ON MARCH 15, 1996, AT 11:00 A.M., EASTERN TIME, AND AT ANY AND ALL ADJOURNMENTS THEREOF, IN THE MANNER SET FORTH BELOW. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUTUAL FUND TRUST. Please refer to the Proxy Statement for a discussion of the proposals set forth below. NOTE: The numerical designation of each item below corresponds to its Proposal number in the Proxy Statement; any Proxy Statement Proposals that are inapplicable to the Fund have been omitted from this Proxy Card.

------Detach card at perforation and mail in postage paid envelope provided-----


1.       Vote on Proposal to approve         Approval of an Interim  Investment
         an Interim Investment               Advisory   Agreement  between  the
         Advisory Agreement.                 Fund and The Chase Manhattan Bank,
                                             N. A. (or the successor entity
         FOR        AGAINST     ABSTAIN      thereto).

           |-|        |-|        |-|

2.
 Votes on  Proposal  to  elect  new          TO WITHHOLD AUTHORITY TO VOTE FOR
 Trustees, the nominees are: Fergus          ANY INDIVIDUAL NOMINEE, MARK THE
 Reid,  III,  Richard E. Ten Haken,          "FOR ALL EXCEPT" BOX, AND STRIKE A
 William J.  Armstrong,  John R. H.          LINE THROUGH THE NOMINEE'S NAME IN
 Blum,   Joseph  J.   Harkins,   H.          THE LIST ABOVE.
 Richard  Vartabedian,   Stuart  W.          TO WITHHOLD AUTHORITY TO VOTE FOR
 Cragin,  Jr.,  Irving L. Thode, W.          ANY INDIVIDUAL NOMINEE, MARK THE
 Perry  Neff,   Roland  R.  Eppley,          "FOR ALL EXCEPT" BOX, AND STRIKE A
 Jr.and W. D. MacCallan.                     LINE THROUGH THE NOMINEE'S NAME IN
                                             THE LIST ABOVE.

                                           FOR ALL
         FOR          WITHHOLD             EXCEPT

           |-|           |-|                 |-|

3.
 Vote on  Proposal  to  ratify  the          Approval  of  ratification  of the
 selection      of      independent          selection of Price  Waterhouse LLP
 accountants.                                as independent accountants.

         FOR            AGAINST         ABSTAIN

           |-|            |-|             |-|

4.
 Vote on  Proposal  to  approve  an          Approval  of an  amendment  to the
 amendment     to    the    Trust's          Trust's Declaration of Trust.
 Declaration of Trust.

         FOR           AGAINST           ABSTAIN

           |-|           |-|              |-|

5. Votes on Proposals to approve of changes to the Fund's fundamental investment restrictions. The lettering of the boxes match the lettering of the Proposals.

|_|      FOR the changes to each restriction      |_|      ABSTAIN
         listed as (a)-(k) below (except as
         marked to the contrary below)

         PLEASE CHECK THE BOX for any changes you do NOT wish to approve.


         AGAINST CHANGES TO:                                                    AGAINST CHANGES TO:

         |_|      (a)      Borrowing                                            |_|    (f)  Commodities and Real Estate
         |_|      (b)      Investment for Purpose of Exercising Control         |_|    (g)  Investtments in Restricted and Illiquid
                                                                                                Securities
         |_|      (c)      Making of Loans                                      |_|    (h)  Use of Options
         |_|      (d)      Purchases of Securities on Margin                    |_|    (i)  Senior Securities
         |_|      (e)      Concentration of Investments                         |_|    (j)  Short Sales of Securities
                                                                                |_|    (k)  Change in Status From Diversified To
                                                                                                    Nondiversified Fund


6.
 Vote  on  Proposal  to  approve  a          Approval of a  restatement  of the
 restatement    of    the    Fund's          Fund's investment objective.
 investment objective.

         FOR            AGAINST           ABSTAIN
          |-|            |-|             |-|

7.

 Vote on  Proposal  to  approve  an          Approval  of an  amendment  to the
 amendment  to  the  Class  A  Rule          Class  A Rule  12b-1  Distribution
 12b-1 Distribution Plan.                    Plan.

         FOR            AGAINST           ABSTAIN

           |-|            |-|             |-|

8.

 Vote on  Proposal to approve a New          Approval   of  a  New   Investment
 Investment  Advisory Agreement and          Advisory   Agreement  between  the
 a Sub-Advisory Agreement.                   Fund and The Chase Manhattan Bank,
                                             N.  A.  (or the  successor  entity
       FOR       AGAINST       ABSTAIN       thereto)   and   a    Sub-Advisory
                                             agreement    between   The   Chase
           |_|       |_|          |_|        Manhattan  Bank,  N.  A.  (or  the
                                             successor   entity   thereto)  and
                                             Chase Asset Management, Inc.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


-----Detach card at perforation and mail in postage paid envelope provided------

                                MUTUAL FUND TRUST
                               ______________ FUND

                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR APPROVAL OF SUCH PROPOSAL(S).



         Please sign exactly as name appears on this card. When shares are held by joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.


         x___________________________________________
                                      SIGNATURE


         x___________________________________________
                                      SIGNATURE (if held jointly)


         Dated:_________________________________, 1996